                                                                 [Photograph]
[LOGO]

                                                                STEVE M. LARGENT
                                                                President


February 8, 1996

Dear First Variable Contract Owners,

In a year that was particularly favorable to both the stock and bond markets, the Variable Investor Series Trust turned in one of the best performances in the industry. Four portfolios finished the year in the top decile for all variable annuity subaccounts and two in the next decile. Seven of the nine portfolios produced a higher than average return.

In 1995 we added the Small Cap Portfolio subadvised by Pilgrim, Baxter & Associates and the Growth & Income Portfolio subadvised by Warburg Pincus Counsellors. These two were very well received by customers, who recognized that the subadvisors are among the best in the business. Indeed, the Small Cap Portfolio posted the best return of any variable annuity subaccount for the three months ended October 31, 1995.

The World Equity Portfolio also stood out in a difficult year for international markets, turning in a return of 24.32%, among the very best in the class for all variable annuities. Our subadvisor, Keystone Investment Management, has consistently produced extraordinarily high rankings.

As a result of both higher sales and the outstanding investment performance, the total assets in VIST increased more than 32% to $141.1 million. Such rapid growth will benefit all VIST shareholders by driving down expense ratios, one of our key objectives.

We are not content to have just one portfolio to talk about. Although it will be difficult to repeat the great returns of 1995, we are committed to managing VIST to provide top quartile performance in all asset sectors over the long term. In 1995 our subadvisors demonstrated that they are up to the challenge!

                                                    Very truly yours,

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995



COMMON STOCK AND MULTIPLE STRATEGIES                  [LOGO]
            PORTFOLIOS
SUB-ADVISOR: VALUE LINE ASSET MANAGEMENT



Hindered by higher interest rates, higher tax rates, and growing consumer debt burdens, United States economic growth slowed as 1995 progressed. Throw in bad weather, a strike at Boeing, and repeated government shut-downs, and it is likely the economy barely grew at all in the fourth quarter. In response to this, the Federal Reserve Board lowered short term interest rates by 25 basis points at its December meeting. Given the current weakness of the economy and the fact that 1996 is an election year, expectations are for several additional Federal Reserve monetary easings early in the year. Lower interest rates should enable the economy to strengthen in time for the election in November, although growth for the first half of 1996 will likely not exceed 2.0% to 2.5%.

A slow growth environment should be positive for equity investors as an easing of inflationary concerns should keep long term interest rates low. This should help to offset the expected weakness in corporate profit growth in 1996. In addition, a budget agreement compromise between Democrats and Republicans which still seeks to balance the budget within seven years should also help keep interest rates down. Although we do not expect to see a repeat of last year's strong performance, we believe that 1996 will be a constructive year for the stock market.

COMMON STOCK PORTFOLIO

The investment objective of the Common Stock Portfolio is capital growth which it seeks to achieve through a policy of investing primarily in a diversified portfolio of common stocks and securities convertible into or exchangeable for common stock. The secondary objective is current income when consistent with the primary objective.

The Common Stock Portfolio had a total return (including dividends and income) for 1995 of 37.12% as compared to 37.53% for the Standard & Poor's 500 Index. Stock selection is guided by the Value Line Timeliness Ranking System which focuses on stocks with superior earnings growth and price momentum. The Portfolio benefited from a significant overweighting in technology stocks which helped to drive strong performance in the second and third quarters. During the fourth quarter we reduced the technology weighting and shifted the focus of this sector away from semiconductor related stocks and into networking and software stocks. Healthcare and consumer cyclical stocks were also overweighted, while utilities, energy, and consumer staples were underweighted. The cash position at the end of the year was approximately 5%, a level we do not expect to change significantly in 1996.

For 1996 we are cautiously optimistic on the outlook for the stock market, but believe that issue selection will be more important than in 1995. We expect to remain overweighted in technology, although probably not to the level seen last year. Healthcare and financial sectors will also see heavy weighting, but we intend to add more diversification by adding positions in energy, transportation, and utilities.

                                                     VALUE LINE ASSET MANAGEMENT

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE COMMON STOCK PORTFOLIO AND THE S&P 500 INDEX*

[GRAPH]


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995


                                        Past 1    Past 5    Past 10
                                         year     years      years
                                         ----     -----      -----
Common Stock Portfolio                  37.12%    12.99%    11.71%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Common Stock Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

MULTIPLE STRATEGIES PORTFOLIO

The investment objective of the Multiple Strategies Portfolio is to seek as high a level of return as is considered consistent with prudent investment risk by investing in a portfolio of equity securities, bonds, and short term instruments in varying proportions.

At year end 1995 the Portfolio was 70% invested in common stocks, 18% in bonds with a mixture of high grade corporates, government, and government agencies, and about 12% in short term securities. This mixture (higher than a typical 60% equities/40% bonds balanced portfolio) proved to be beneficial as the equity market posted strong gains, although the bond market was also very strong. The Portfolio had a total return of 32.24% last year compared to 37.53% for the S&P 500 Index and an estimated 30.20% for a 60% S&P 500/40% Lehman Brothers Government/Corporate Bond Index mixture.

The equity holdings in the Portfolio mirror those of the Common Stock Portfolio and will continue to do so. Selection is guided by the Value Line Timeliness Ranking System which favorably ranks stocks with earnings and price momentum. We anticipate maintaining a relatively high equity position in the Portfolio (65% to 75%) based upon our constructive view of the stock market and the likelihood of further interest rate cuts by the Federal Reserve Board. We anticipate a nominal increase in the bond position and a corresponding decrease in the cash position, as the weak economy and Fed easing should be positive for bonds.

                                                     VALUE LINE ASSET MANAGEMENT

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX *

[GRAPH]


* These Indices are unmanaged indices in which investors can not invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995

                                        Past 1   Past 5    Life of
                                         year    years     Fund***
                                         ----    -----     -------
Multiple Strategies Portfolio           32.24%   12.42%    10.11%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 5, 1987)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED


       HIGH INCOME BOND PORTFOLIO                     [LOGO]
    SUB-ADVISOR: FEDERATED INVESTORS


[LOGO]


The High Income Bond Portfolio invests in lower quality corporate bonds with a goal of obtaining high current income and capital appreciation. Two major factors impacted the performance of high yield bonds during 1995. First, interest rates fell substantially, positively impacting all fixed income securities including high yield bonds. For example, the yield on 10 year Treasuries increased as investors became more concerned with the credit outlook for high yield bonds as the economy slowed from its rapid pace of 1994. Default rates also increased in 1995 impacting investors' perception of the risk associated with owning high yield bonds. The overall impact of these two factors resulted in high yield bonds delivering attractive absolute returns although these returns trailed the returns of like duration high quality bonds.

The High Income Bond Portfolio outperformed both the Lipper High Current Yield Average and the Lehman Brothers Single B index during 1995. Several factors were responsible for this performance. First, the Portfolio experienced no defaults during the year and avoided the majority of near default situations such as Color Tile which had substantial price declines while not officially defaulting. Second, the Portfolio has maintained a higher quality portfolio profile than normal since the fourth quarter of 1994. Higher quality high yield bonds outperformed during the year as they were impacted less by the spread widening which impacted the overall market. Third, several industries that the Portfolio has recently emphasized have performed well including cable TV, telecommunications and broadcasting. Finally, various Portfolio holdings, such as Australis Media, Cellular Communications International, People's Choice TV, IXC Communications, and Affiliated Newspapers performed very well due to issuer specific fundamentals.

The Portfolio's management expects the economy to be characterized by slow growth and low inflation over the next few quarters. This should be a rewarding environment for carefully selected portfolios of high yield bonds. Selectivity will continue to be important as financial performance across high yield issuers will vary widely. Given this environment, the High Income Bond Portfolio continues to emphasize companies with superior operating profiles, companies with the potential to grow unit volume above the rate of growth of the overall economy, and companies that have a high level of predictability to their financial performance. These areas of emphasis have not changed significantly over the past several quarters. However, given the spread widening that has occurred, we are attempting to identify selected lower quality issuers that we believe are attractive on a risk return basis. These lower quality issuers should be superior performers in a stronger growth environment that we believe may occur in the second half of 1996.

                                                             FEDERATED INVESTORS

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO AND THE LEHMAN BROTHERS SINGLE "B" INDEX *


[GRAPH]


* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995

                                        Past 1    Past 5    Life of
                                         year     years     Fund***
                                         ----     -----     -------
High Income Bond Portfolio              18.98%    13.31%    9.83%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 1, 1987)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED


TILT UTILITY PORTFOLIO
SUB-ADVISOR: STATE STREET GLOBAL ADVISORS             [LOGO]


[LOGO]


The investment objective of the Tilt Utility Portfolio is capital appreciation and current income. The Portfolio will seek to achieve its investment objective by investing in a diversified portfolio of common stock and income securities issued by companies engaged in the utilities industry.

The strategy employed by State Street Global Advisors evaluates a broad universe of over 200 utility stocks based upon two independent criteria - value and growth. The manager looks for stocks that, in the aggregate, represent the best value and future growth opportunities. The strategy, which is computer model driven, is based on a stock selection methodology which builds a portfolio that is neutral to broad economic events while focusing on stocks that have increasing earnings estimates and are undervalued on a fundamental basis.

With the S&P Utility Index posting an impressive 41.78% return for the year, 1995 was a wonderful year for utility stocks. Strong corporate profits, moderate economic growth, low inflation, lower interest rates and the potential balancing of the federal budget all served to propel the market to record levels.

The combination of low inflation and lower interest rates has a positive impact on the utility industry, especially the electric utility sector. Lower inflation decreases the near-term risk factor in utilities by allowing rate setting boards to be more responsive to increasing rates. Also, in an environment of low inflation and low interest rates, plant and equipment financing becomes cheaper allowing more investment in efficient production facilities and techniques.

As inflation remains under control, and the potential for lower interest rates continues, we expect modest rises in the utility sector. Additionally, State Street Global Advisors believes that the Portfolio is well positioned for 1996, as it currently holds stocks which, by our measures, are undervalued and have rising earnings estimates.

                                                    STATE STREET GLOBAL ADVISORS

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE TILT UTILITY PORTFOLIO AND THE S&P UTILITY INDEX *

[GRAPH]

* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995

                                        Past 1     Past 5    Life of
                                         year      years     Fund***
                                         ----      -----     -------
Tilt Utility Portfolio                  33.45%     15.35%    13.71%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Tilt Utility Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 16, 1988)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED
                                                      [LOGO]
U.S. GOVERNMENT BOND PORTFOLIO
SUB-ADVISOR: STRONG CAPITAL MANAGEMENT, INC.


[LOGO]


The investment objective of the U.S. Government Bond Portfolio is to seek current income and preservation of capital through investing primarily in bonds issued by the U.S. Government and its agencies. The majority of the investments in the Portfolio are issued or guaranteed as to timely payment of principal and interest by the U.S. Government, its agencies or its instrumentalities. While the U.S. Government guarantees individual securities in the Portfolio, it does not guarantee the Portfolio's share price.

PATIENT BOND INVESTORS REWARDED IN 1995

After being buffeted by a turbulent bond market in 1994, investors with the savvy and patience to stay the course were rewarded in 1995 with a powerful rally. U.S. Government bonds essentially regained all of 1994's losses in the first quarter of 1995, and prices continued to rise nearly unabated throughout the entire year. The primary catalyst behind the bonds' strong performance this year was a stream of unexpectedly weak economic numbers, particularly in April and May. Many investors had been cautious of the bond market early in the year, anticipating continued economic strength and higher inflation. When that scenario failed to materialize, investors became more confident that interest rates had reached a peak, and money poured from the short end of the market into longer maturity bonds, forcing yields lower and driving prices higher.

PORTFOLIO STRATEGY:  ADJUST DURATION TO MAXIMIZE OPPORTUNITY

While the Portfolio's asset allocation was varied only slightly during the year, we actively adjusted the duration of our mortgage and Treasury holdings to maximize the opportunity presented by falling rates. Through most of 1995, we kept the Portfolio's overall duration slightly longer than neutral to make it more sensitive to interest rate changes and help us lock in higher yields for longer periods of time.

At the beginning of the year, we maintained our long duration by lengthening maturities in the mortgage portion of the portfolio. As rates continued to fall, however, we began to reduce the duration of our mortgage position, since lower rates make it more likely that mortgages will be called as homeowners take advantage of the opportunity to refinance. By October, our mortgage holdings were of fairly short maturity, and we had increased the duration of our Treasury position in order to maintain a slightly longer-than-neutral posture for the portfolio overall.

THE VALUE OF KEEPING A LONGER-TERM PERSPECTIVE

Our outlook for the bond market over the next few quarters is positive. We expect the economy to continue to grow at around a 2.5% annual rate, with inflation remaining subdued. Against this backdrop, we look for interest rates to stay in their current range with a downward bias, and we anticipate a possible easing by the Federal Reserve in the first or early second quarter of 1996 - overall, a very favorable environment for bond investors.

Even in such a beneficial environment, investors must be patient and maintain a longer-term outlook. While the market appears to have settled down in anticipation of a slow growth economy, that doesn't mean a smooth, steady trend. Instead, you can expect the market to be battered occasionally by contradictory economic data, international events (particularly in Japan), and political haggling in Washington as the budget debate and election campaigns kick into high gear.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

Such factors are why, at Strong, we believe that successful bond investing stems from TIME IN THE MARKET rather than TIMING THE MARKET. It is important that investors establish an investment timeline, select the Portfolio that matches this horizon and then STAY THE COURSE. In our experience, investors who have the discipline to look past short-term turbulence have the greatest chance of reaching their goals.

                                                 STRONG CAPITAL MANAGEMENT, INC.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX *


[GRAPH]

* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995

                                        Past 1     Past 5    Life of
                                         year      years     Fund***
                                         ----      -----     -------
U.S. Government Bond Portfolio          20.18%     9.25%      9.16%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 27, 1987)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

WORLD EQUITY PORTFOLIO                                     [LOGO]
SUB-ADVISOR: KEYSTONE INVESTMENT MANAGEMENT COMPANY



The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States.

1995 IN REVIEW: INTERNATIONAL

The year 1995 was very volatile in international equity markets: first, due to volatility in Japan's markets and secondly, due to fluctuations in the U.S. dollar. Japan's equity market declined 25% (35% for Japanese small cap stocks) through June, and then began a long climb back to end the year about unchanged. The U.S. dollar also declined during the first six months about 23% before recovering also to close the year about where it began.

European markets moved ahead approximately 10-15%, while emerging markets were generally poor performers. India and Taiwan were down 30%, and markets in Latin America were off as well. Emerging markets in Latin America and Asia suffered due to the after effects of Mexico's devaluation in late 1994. As U.S. interest rates declined in 1995, and as the U.S. dollar stabilized in late 1995, foreign markets began to respond positively.

THE YEAR AHEAD: INTERNATIONAL

We believe 1996 will be a better year than 1995, and have therefore increased the international portion of the portfolio from 50% to 70%. This is our maximum international weighting. Generally speaking, foreign companies offer good investment value now and we have positioned the Portfolio accordingly.

As of January 19, 1996, we have a weighting of 40% in Japan. We have increased our Japanese holdings for the following reasons:

1. The markets have been in a bear market for five years, and many stocks look attractive using standard measures of value.
2. We believe the banking crisis is starting to be dealt with which will have a positive longer term impact.
3. The Yen has weakened (and should continue to weaken further), thus helping sales for Japanese exporting companies.
4. The Japanese economy should recover slowly in 1996 from very depressed levels in 1994 and 1995.

Our holdings in Japan include many blue chip companies (Canon, Sony, Toyota, Toshiba, Bridgestone), and some sectors we believe are undervalued like pharmaceuticals, and non-life insurance companies. We have no commercial bank holdings.

1995 IN REVIEW: DOMESTIC

U.S. equity markets rose sharply in 1995 as investors reacted favorably to several factors. Positive economic growth continued in 1995 albeit at a slower pace than experienced in 1994. Inflation was not in evidence and interest rates declined sharply. Corporate earnings were strong, benefiting from greatly improved productivity and a weak US dollar.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

Small cap stocks measured by the Russell 2000 actually underperformed the S&P
500. However, there was a significant divergence between growth and value stocks within the index. Growth oriented small stocks substantially outperformed value, driven principally by technology issues, an area we heavily weighted during much of the year. As the year drew to a close, technology stocks corrected sharply as investors grew concerned about prospects for 1996.

THE YEAR AHEAD: DOMESTIC

We do not expect that US markets will match 1995's thirty-something gains in 1996. In fact, our forecast is for a more normal return of about ten percent. The environment for stocks is still good: the economy is growing, inflation remains controlled, interest rates are low. Our biggest concern is corporate earnings growth which peaked in early 1995. However, we believe that smaller, emerging growth companies should be able to continue to report strong earnings. Those earnings gains should compare well with larger cap stocks and hopefully attract investors to the small cap sector.

                                          KEYSTONE INVESTMENT MANAGEMENT COMPANY

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX *


[GRAPH]

* This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE YEAR ENDED DECEMBER 31, 1995
CONTINUED

AVERAGE ANNUAL TOTAL RETURNS **

Periods ended December 31, 1995

                                        Past 1   Past 5    Life of
                                         year    years     Fund***
                                         ----    -----     -------
World Equity Portfolio                  24.32%   11.25%    7.49%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (June 10, 1988)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE PERIOD ENDED DECEMBER 31, 1995 *
CONTINUED


SMALL CAP PORTFOLIO
SUB-ADVISOR: PILGRIM, BAXTER & ASSOCIATES, LTD.            [LOGO]



The investment objective of the Small Cap Portfolio is to seek capital appreciation by investing, under normal conditions, at least 65% of its total assets in securities of companies with market capitalizations or annual revenues under $1 billion at time of purchase.

1995 IN REVIEW

As we entered 1995, the level of economic activity that the U.S. was experiencing was viewed as being well above long-run potential. This provoked a preemptive series of interest rate hikes from the Federal Reserve followed by concerns about a dislocation to overall corporate earnings once the economy did begin to slow. Operating earnings for the Standard & Poor's 500 were rising at a 20% rate, a level that provides significant competition for small cap growth companies. Additionally, large multinational corporate profitability was perceived to be benefiting from the weak dollar, providing many industrial and cyclical companies with the opportunity for strong relative earnings gains.

As the year progressed, however, it became apparent that seven increases in the Fed Funds rate - a tightening cycle first begun in the Spring of 1994 - and significant tax hikes beginning in the same year, were indeed beginning to slow the economy. The increasing acceptance of the "soft landing" scenario - moderating real growth, benign inflation, declining interest rates and decelerating corporate profitability - propelled small cap growth stocks higher starting in June just after the Portfolio first opened. Investors were well aware that, in previous soft landing periods, growth stocks had outperformed their value and cyclical counterparts as the market rewarded earnings stamina with a premium valuation.

In sum, recapping 1995 as a positive period for U.S. financial assets - and growth stocks in particular - would be a significant understatement. Stabilization of the federal deficit (with talk of significant improvement by the Republican Congressional majority), record levels of non-financial corporate profitability and cash flow (much of which was reinvested in productivity enhancing information technology), relatively low costs of labor and capital, benign levels of inflation and interest rates, and superior relative earnings gains for small cap growth stocks were all significant contributors to investment returns.

December Portfolio results were essentially "in line" with the various small cap indices. Significant contributors to performance were found in the healthcare and service sectors. Offsetting this was the performance of the technology group, where semiconductor and semiconductor capital equipment manufacturers were notably weak. For the year as a whole, technology, healthcare and consumer issues were by far the principal contributors to investment results.

OUTLOOK

In looking to the year ahead, many of the positives for small cap growth stocks, which propelled the asset class higher during the second half of 1995, remain in place. We continue to feel that a landscape characterized by moderate economic growth, quiescent inflation and interest rates, and continued relative earnings expansion certainly favors the asset class.





* The Inception Date of the Small Cap Portfolio was May 4, 1995

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE PERIOD ENDED DECEMBER 31, 1995
CONTINUED

Of course, the slowing economy carries its own special set of risks, the most notable of which is the need for investors to adjust their expectations to the slower revenue growth and, hence, much slower profit growth which lies ahead for many companies. This will not be done without some periods of uncertainty and attendant market volatility. Additionally, expectations in the bond market seem particularly high regarding the budget balancing process. Tough decisions need to be made here, and ultimate resolution of the process may well take a significant amount of time. But at least we're having the discussion, and that's quite bullish for the markets longer-term.

                                               PILGRIM BAXTER & ASSOCIATES, LTD.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX **


[GRAPH]

** This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE PERIOD ENDED DECEMBER 31, 1995
CONTINUED

AVERAGE ANNUAL TOTAL RETURNS ***

Period ended December 31, 1995

                                       Life of
                                      Fund****
                                      --------
Small Cap Portfolio                    30.08%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

*** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

**** From commencement of operations (May 4, 1995)

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE PERIOD ENDED DECEMBER 31, 1995 *
CONTINUED



GROWTH & INCOME PORTFOLIO
SUB-ADVISOR: WARBURG PINCUS COUNSELLORS, INC.         [LOGO]


The Growth & Income Portfolio was established May 31, 1995: its investment objective is to provide growth of capital and income. The Portfolio rose 13.09% in its first seven months, versus a return of 17.09% for the S&P 500. Much of the Portfolio's underperformance was attributable to continued heavy liquidations by gold-sector mutual funds, which pushed down share prices of gold-mining and other precious-metals-related companies. These issues have a significant representation in the Portfolio, and their weakness negated much of the gains recorded by the Portfolio's other holdings during the period.

Their short-term performance notwithstanding, we remain bullish on the prospects of gold and gold-mining stocks, and believe that their performance in 1996 will be considerably improved relative to 1995. This bullishness is based entirely on supply and demand factors, rather than on the gold-as-inflation-hedge argument. Demand for gold, primarily for its use in jewelry, has risen steadily over time. This growth has been particularly strong in the last decade, with much of the demand coming from emerging markets.

We are finding excellent opportunities in other areas as well, and believe that the portfolio is in good position as the year begins. Stocks we view as promising include many industrial cyclical companies, particularly steel and other metals firms, which stand to benefit significantly from what we expect to be a stronger economy in the second half of the year.

We also see selected opportunities in oil-services companies, which as a group should show a significant improvement in earnings due to the recent surge in exploration activity by oil companies.

The Portfolio maintains a sizable weighting in banking stocks, and we believe they hold good appreciation potential in 1996. Driving these stocks' performance has been a favorable interest rate environment and the industry's accelerating trend toward consolidation, which shows few signs of easing.

Recent weakness within the technology sector has brought valuations down to more reasonable levels, and we have used the opportunity to add selected names to the portfolio. Other areas in which we see good values are in cable and telecommunications equipment companies. Collectively, these stocks are down significantly from their highs, but they stand to benefit greatly from deregulation following passage of the telecommunications bill, which has passed both Houses of Congress and should become law some time later this year.

                                               WARBURG, PINCUS COUNSELLORS, INC.










* The Inception Date of the Growth & Income Portfolio was May 31, 1995

VARIABLE INVESTORS SERIES TRUST
MANAGEMENT'S DISCUSSION AND ANALYSIS
FOR THE PERIOD ENDED DECEMBER 31, 1995
CONTINUED

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX **


[GRAPH]

** This Index is an unmanaged index in which investors can not invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS ***

Period ended December 31, 1995

                                       Life of
                                      Fund****
                                      --------
Growth & Income Portfolio              13.09%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

*** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

**** From commencement of operations (May 31, 1995)

                     This page has been left blank intentionally.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Contract Owners of Variable Investors Series Trust



We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Variable Investors Series Trust (comprising, respectively, the Cash Management, Common Stock, High Income Bond, Multiple Strategies, Tilt Utility, U.S. Government Bond, World Equity, Small Cap and Growth & Income Portfolios) as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of Variable Investors Series Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of Variable Investors Series Trust for the year ended December 31, 1994 and the financial highlights for each of the four years in the period ended December 31, 1994 were audited by other auditors whose report dated February 14, 1995 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Variable Investors Series Trust at December 31, 1995, the results of their operations, the changes in their net assets and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.






Boston, Massachusetts
February 12, 1996

                         VARIABLE INVESTORS SERIES TRUST
                            CASH MANAGEMENT PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


              NAME OF ISSUER                           INTEREST      MATURITY        PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE             AMOUNT                  VALUE
            ------------------                          ------         ----             ------                  -----
COMMERCIAL PAPER
  BANKING - (19.7%)
    Abbey National North America . . . . . . . . . .    5.710%       01/05/1996      $   300,000             $   299,810
    Commerzbank United States Finance. . . . . . . .    5.590%       01/22/1996          500,000                 498,370
    Royal Bank of Canada . . . . . . . . . . . . . .    5.480%       01/11/1996          200,000                 199,696
    Societe General North America, Inc.. . . . . . .    5.600%       02/09/1996          500,000                 496,967
    Svenska Handelsbanken, Inc.. . . . . . . . . . .    5.650%       03/29/1996          500,000                 493,094
                                                                                                             -----------
                                                                                                               1,987,937

  FINANCE AUTO - (3.0%)

    Ford Credit. . . . . . . . . . . . . . . . . . .    5.700%       01/16/1996          300,000                 299,288
                                                                                                             -----------

  FINANCE COMMERCIAL - (22.5%)
    Asset Securitization Cooperative Corp. . . . . .    5.750%       01/19/1996          300,000                 299,137
    Beta Finance, Inc. . . . . . . . . . . . . . . .    5.670%       02/20/1996          400,000                 396,850
    Beta Finance, Inc. . . . . . . . . . . . . . . .    5.590%       04/19/1996          100,000                  98,307
    CIT Group Holdings, Inc. . . . . . . . . . . . .    5.700%       01/19/1996          100,000                  99,715
    Falcon Asset Securitization. . . . . . . . . . .    5.540%       05/03/1996          500,000                 490,536
    General Electric Capital Corporation . . . . . .    5.690%       02/05/1996          400,000                 397,787
    Greenwich Funding Corporation. . . . . . . . . .    5.670%       02/15/1996          200,000                 198,583
    Greenwich Funding Corporation. . . . . . . . . .    5.660%       02/23/1996          300,000                 297,500
                                                                                                             -----------
                                                                                                               2,278,415


  FINANCE - RETAIL - (4.9%)
    American Express Credit Corporation. . . . . . .    5.610%       04/08/1996          500,000                 492,364
                                                                                                             -----------

       TOTAL COMMERCIAL PAPER - (COST $5,058,004)                                                         50.1%     5,058,004
                                                                                                             -----------

GOVERNMENT AND AGENCY SECURITIES
  FINANCIAL SERVICES - (9.9%)
     Federal Home Loan Mortgage Corporation. . . . .    5.750%       01/02/1996        1,000,000                 999,840
                                                                                                             -----------
  TOTAL GOVERNMENT AND AGENCY SECURITIES - (Cost $999,840)                                            9.9%       999,840
                                                                                                             -----------

  BANKING - (24.2%)
  Board of Industrial Development - City of
    Pelham (Columbus Bank & Trust, LOC) (a). . . . .    6.069%       01/04/1996          390,000                 390,000
  Maryland State Industrial Authority
    (First National Bank, Maryland LOC) (a). . . . .    5.910%       01/01/1996          500,000                 500,000
  Mississippi Business Finance Corporation
    (CoAmerica Bank, LOC) (a). . . . . . . . . . . .    5.869%       01/04/1996          400,000                 400,000
  PNC Bank NA. . . . . . . . . . . . . . . . . . . .    5.535%       01/01/1996          500,000                 499,600
  Roby Company (Huntington National
    Bank, LOC) (a) . . . . . . . . . . . . . . . . .    5.870%       01/04/1996          390,000                 390,000
  Vista Funding Corporation (Fifth Third
    Bank, LOC) (a). . .. . . . . . . . . . . . . . .    5.869%       01/04/1996          263,000                 263,000
                                                                                                             -----------
                                                                                                               2,442,600



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            CASH MANAGEMENT PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


              NAME OF ISSUER                           INTEREST      MATURITY         PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE             AMOUNT                          VALUE
            ------------------                          ------         ----             ------                          -----
VARIABLE RATE AND CORPORATE NOTES
  INSURANCE - (4.9%)
    Sun Life Insurance Company of America. . . . . .    6.088%       09/15/1996      $   500,000                   $    500,000
                                                                                                                   ------------
  LEASING - (3.2%)
    Navistar Financial Corporation . . . . . . . . .    5.750%       11/15/1996          323,223                        323,217
                                                                                                                   ------------

       TOTAL VARIABLE RATE AND CORPORATE
         NOTES - (Cost $3,265,817)                                                                        32.3%       3,265,817
                                                                                                                   ------------
TIME DEPOSIT
  BANKING - (1.0%)
     Bank of Nova Scotia . . . . . . . . . . . . . .    7.000%       01/02/1996          100,000                        100,000
                                                                                                                   ------------

       TOTAL TIME DEPOSIT - (COST $100,000)                                                                1.0%         100,000
                                                                                                                   ------------


                                                                                       MATURITY
                                                                                        AMOUNT
                                                                                        ------
SHORT TERM INVESTMENTS
  REPURCHASE AGREEMENTS (b) - (7.8%)
     Goldman Sachs . . . . . . . . . . . . . . . . .    5.900%       01/02/1996      $   390,256                        390,000
     Paine Webber Group, Inc.. . . . . . . . . . . .    5.930%       01/02/1996          400,264                        400,000
                                                                                                                   ------------
     TOTAL SHORT TERM INVESTMENTS - (COST $790,000)                                                       7.8%          790,000
                                                                                                                   ------------


TOTAL INVESTMENTS - (Cost  $10,213,661)                                                                 101.1%       10,213,661
                                                                                                       ------
OTHER ASSETS LESS LIABILITIES -                                                                          (1.1)%        (117,938)
                                                                                                       ------      ------------
NET ASSETS -                                                                                            100.0%     $ 10,095,723
                                                                                                       ------      ------------
                                                                                                       ------      ------------

(a) Variable rate demand note. Interest rate is the rate in effect and maturity date represents the next reset date at December 31, 1995.

(b) The repurchase agreements, dated 12/29/95, are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the purchase. The investments in repurchase agreements are through participation in a joint account with other portfolios advised by Federated Investment Counseling.

LOC - Letter of Credit

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


                NAME OF ISSUER
                AND TITLE OF ISSUE                                             SHARES         VALUE
                ------------------                                             ------         -----
COMMON STOCKS
  AEROSPACE - (5.6%)
     Loral Corporation . . . . . . . . . . . . . . . . . . . . . . . .          36,000    $  1,273,500
     McDonnell Douglas Corporation . . . . . . . . . . . . . . . . . .          10,000         920,000
     Watkins Johnson Company . . . . . . . . . . . . . . . . . . . . .           5,000         218,750
                                                                                          ------------
                                                                                             2,412,250

BANKS - (1.2%)
     Fifth Third Bancorp . . . . . . . . . . . . . . . . . . . . . . .           7,000         512,750
                                                                                          ------------

BUSINESS SERVICES - (0.9%)
     National Data Corporation . . . . . . . . . . . . . . . . . . . .          16,000         396,000
                                                                                          ------------

CHEMICALS - (6.0%)
  First Mississippi Corporation. . . . . . . . . . . . . . . . . . . .          22,500         596,250
  IMC Fertilizer Group, Inc. . . . . . . . . . . . . . . . . . . . . .          32,000       1,308,000
  Praxair, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,500         689,312
                                                                                          ------------
                                                                                             2,593,562

COMMUNICATION EQUIPMENT - (0.8%)
  Andrew Corporation (a) . . . . . . . . . . . . . . . . . . . . . . .           9,500         363,375
                                                                                          ------------

COMPUTER RELATED - (10.1%)
  3Com Corporation (a) . . . . . . . . . . . . . . . . . . . . . . . .          16,000         746,000
  Cabletron Systems, Inc. (a). . . . . . . . . . . . . . . . . . . . .          10,000         810,000
  Cisco System, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . .          14,500       1,082,062
  Compaq Computer Corporation (a). . . . . . . . . . . . . . . . . . .           7,000         336,000
  First Data Corporation . . . . . . . . . . . . . . . . . . . . . . .           6,000         401,250
  HBO & Company. . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,500         574,688
  Measurex Corporation . . . . . . . . . . . . . . . . . . . . . . . .          13,500         381,375
                                                                                          ------------
                                                                                             4,331,375

COMPUTER SERVICES - (2.4%)
  Computer Associates International, Inc.. . . . . . . . . . . . . . .           7,500         426,563
  Informix Corporation . . . . . . . . . . . . . . . . . . . . . . . .          20,000         599,640
                                                                                          ------------
                                                                                             1,026,203

CONSTRUCTION - (1.9%)
  Clayton Homes, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .          37,500         801,563
                                                                                          ------------

COSMETICS & TOILETRIES - (1.9%)
  Gillette Company . . . . . . . . . . . . . . . . . . . . . . . . . .          15,500         807,938
                                                                                          ------------

DRUGS - (11.3%)
  Amgen, Inc. (a)  . . . . . . . . . . . . . . . . . . . . . . . . . .          14,000         831,250
  Cardinal Health, Inc.. . . . . . . . . . . . . . . . . . . . . . . .           7,800         427,050
  Genzyme Corporation (a). . . . . . . . . . . . . . . . . . . . . . .          13,000         810,875
  Merck & Company, Inc.. . . . . . . . . . . . . . . . . . . . . . . .          20,000       1,315,000
  Pfizer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,000         756,000
  Schering Plough Corporation. . . . . . . . . . . . . . . . . . . . .          13,000         711,750
                                                                                          ------------
                                                                                             4,851,925


See notees to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-



                   NAME OF ISSUER
                   AND TITLE OF ISSUE                                           SHARES        VALUE
                   ------------------                                           ------        ------
COMMON STOCKS
  ELECTRONICS - (2.3%)
     ADC Telecommunications, Inc. (a). . . . . . . . . . . . . . . . .          10,000     $   365,000
     Silicon Graphics, Inc.  . . . . . . . . . . . . . . . . . . . . .          10,000         275,000
     Vishay Intertechnology, Inc.. . . . . . . . . . . . . . . . . . .          11,000         346,500
                                                                                           -----------
                                                                                               986,500

  ENVIRONMENTAL - (2.9%)
     Thermo Electron Corporation (a) . . . . . . . . . . . . . . . . .          24,000       1,248,000
                                                                                           -----------

  FINANCIAL SERVICES - (6.0%)
     Countrywide Credit Industries, Inc. . . . . . . . . . . . . . . .           9,000         195,750
     Finova Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .          10,500         506,625
     Green Tree Financial, Inc.. . . . . . . . . . . . . . . . . . . .          43,000       1,134,125
     Money Store, Inc. . . . . . . . . . . . . . . . . . . . . . . . .          15,000         234,375
     Sunamerica, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .          10,500         498,750
                                                                                           -----------
                                                                                             2,569,625

FOOD & BEVERAGES - (2.6%)
     Coca Cola Company . . . . . . . . . . . . . . . . . . . . . . . .           6,000         445,500
     PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .          12,000         670,500
                                                                                           -----------
                                                                                             1,116,000

  GAS & PIPELINE UTILITIES - (1.0%)
     Panhandle Eastern Corporation . . . . . . . . . . . . . . . . . .          15,000         418,125
                                                                                           -----------

  INSURANCE - (4.0%)
     20th Century Industries (a) . . . . . . . . . . . . . . . . . . .          12,000         238,500
     American International Group, Inc.  . . . . . . . . . . . . . . .           8,000         740,000
     Travelers, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .          11,500         723,062
                                                                                           -----------
                                                                                             1,701,562

  MACHINERY & EQUIPMENT - (7.1%)
     Bombardier, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .          49,000         645,917
     Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . .          10,000         368,750
     Duriron, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .          15,000         350,625
     Gleason Corporation . . . . . . . . . . . . . . . . . . . . . . .          12,500         406,250
     IDEX Corporation. . . . . . . . . . . . . . . . . . . . . . . . .          14,500         590,875
     JLG Industries, Inc.  . . . . . . . . . . . . . . . . . . . . . .          23,000         684,250
                                                                                           -----------
                                                                                             3,046,667

  MEDIA - (2.7%)
     Capital Cities ABC, Inc.. . . . . . . . . . . . . . . . . . . . .           9,500       1,172,062
                                                                                           -----------
  MEDICAL SUPPLIES & SERVICES - (6.8%)
     Healthcare Compare Corporation (a). . . . . . . . . . . . . . . .          13,500         587,250
     Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . .           5,500         470,937
     Medtronic, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .          24,000       1,341,000
     Stryker Corporation . . . . . . . . . . . . . . . . . . . . . . .           9,500         498,750
                                                                                           -----------
                                                                                             2,897,937

  OIL & GAS - (0.7%)
     Occidental Petroleum Corporation. . . . . . . . . . . . . . . . .          13,000         277,875
                                                                                           -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


                    NAME OF ISSUER
                   AND TITLE OF ISSUE                                           SHARES                          VALUE
                   ------------------                                           ------                          -----
COMMON STOCKS
  PACKAGING - (1.0%)
     Sealed Air Corporation (a). . . . . . . . . . . . . . . . . . . .          16,000                     $    450,000
                                                                                                           ------------

  PETROLEUM SERVICES - (1.2%)
     Halliburton Company . . . . . . . . . . . . . . . . . . . . . . .          10,000                          506,250
                                                                                                           ------------

  PRINTING & PUBLISHING - (1.1%)
     Omnicom Group . . . . . . . . . . . . . . . . . . . . . . . . . .          13,000                          484,250
                                                                                                           ------------

  RECREATION - (0.8%)
     Walt Disney Company . . . . . . . . . . . . . . . . . . . . . . .           6,000                          354,000
                                                                                                           ------------

  RETAIL GROCERY - (1.0%)
     Caseys General Stores, Inc. . . . . . . . . . . . . . . . . . . .          20,000                          437,500
                                                                                                           ------------
  RETAIL-SPECIALTY - (1.1%)
     CUC International, Inc. (a) . . . . . . . . . . . . . . . . . . .          13,500                          460,688
                                                                                                           ------------

  SEMICONDUCTORS - (1.5%)
     Intel Corporation . . . . . . . . . . . . . . . . . . . . . . . .           7,000                          397,250
     KLA Instruments (a) . . . . . . . . . . . . . . . . . . . . . . .           9,000                          234,563
                                                                                                           ------------
                                                                                                                631,813

  SOFTWARE - (2.7%)
     Microsoft Corporation (a) . . . . . . . . . . . . . . . . . . . .           6,000                          526,500
     Oracle System Corporation (a) . . . . . . . . . . . . . . . . . .          15,000                          635,625
                                                                                                           ------------
                                                                                                              1,162,125

  STEEL - (1.2%)
     Texas Industries, Inc.. . . . . . . . . . . . . . . . . . . . . .           9,500                          503,500
                                                                                                           ------------

  TELECOMMUNICATIONS - (2.6%)
     Sprint Corporation. . . . . . . . . . . . . . . . . . . . . . . .          20,000                          797,500
     Tellabs, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . .           9,000                          333,000
                                                                                                           ------------
                                                                                                              1,130,500
  TRANSPORTATION - (1.4%)
     Burlington Northern Santa Fe. . . . . . . . . . . . . . . . . . .           7,700                          600,600
                                                                                                           ------------

     TOTAL COMMON STOCKS - (COST $32,787,844)                                                 93.8%          40,252,520
                                                                                                           ------------
                                                                                                           ------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


                 NAME OF ISSUER                         INTEREST   MATURITY      MATURITY
               AND TITLE OF ISSUE                         RATE       DATE         AMOUNT                     VALUE
               ------------------                         ----       ----         ------                     -----
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT - (7.6%)
     State Street Bank and Trust Company (b) . . . .     4.250%  01/02/1996   $ 3,257,538                   $  3,256,000

     TOTAL SHORT TERM INVESTMENT - (COST $3,256,000)                                                7.6%       3,256,000
                                                                                                            ------------

TOTAL INVESTMENTS - (Cost  $36,043,844)                                                           101.4%      43,508,520

OTHER ASSETS LESS LIABILITIES -                                                                    (1.4)%       (589,796)
                                                                                                 ------     ------------
NET ASSETS -                                                                                      100.0%    $ 42,918,724
                                                                                                 ------     ------------
                                                                                                 ------     ------------


(a)  Non-income producing security.

(b) The repurchase agreement, dated 12/29/95, is fully collateralized by a United States Treasury Bond, 10.75%, 8/15/05, with a value of $3,324,325.


The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1995

              NAME OF ISSUER                           INTEREST      MATURITY         PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE             AMOUNT                  VALUE
            ------------------                          ------         ----             ------                  -----
CORPORATE BONDS
  AEROSPACE & DEFENSE - (1.8%)
     Howmet Corporation (a). . . . . . . . . . . . .   10.000%       12/01/2003      $    25,000              $   26,000
     Tracor, Inc.. . . . . . . . . . . . . . . . . .   10.875%       08/15/2001          125,000                 129,844
                                                                                                              ----------
                                                                                                                 155,844

  AUTOMOTIVE - (5.4%)
     Aftermarket Technology Company. . . . . . . . .   12.000%       08/01/2004          125,000                 131,875
     Exide Corporation . . . . . . . . . . . . . . .   10.000%       04/15/2005          100,000                 108,250
     Lear Seating Corporation. . . . . . . . . . . .    8.250%       02/01/2002          125,000                 122,656
     Motor Wheel Corporation . . . . . . . . . . . .   11.500%       03/01/2000          125,000                 108,750
                                                                                                              ----------
                                                                                                                 471,531

  BANKING - (1.6%)
     First Nationwide Holdings, Inc. . . . . . . . .   12.250%       05/15/2001          125,000                 140,313
                                                                                                              ----------
  BEVERAGE & TOBACCO - (0.5%)
     Dr Pepper Bottling Holdings Company (b) . . . .   10.675%       02/15/2003           50,000                  40,750
                                                                                                              ----------

  BROADCAST RADIO & TELEVISION - (9.3%)
     Ackerley Communications, Inc. . . . . . . . . .   10.750%       10/01/2003          125,000                 133,750
     Act III Broadcasting Inc. . . . . . . . . . . .   10.250%       12/15/2005           50,000                  51,125
     Allbritton CommunicationCompany . . . . . . . .   11.500%       08/15/2004          125,000                 131,875
     Chancellor Broadcasting Company . . . . . . . .   12.500%       10/01/2004          100,000                 107,000
     Pegasus Media & Communications, Inc.. . . . . .   12.500%       07/01/2005           50,000                  49,750
     Peoples Choice TV Corporation (b) . . . . . . .   12.385%       06/01/2004          100,000                  58,250
     SCI Television, Inc.. . . . . . . . . . . . . .   11.000%       06/30/2005          150,000                 159,375
     Sinclair Broadcast Group, Inc.. . . . . . . . .   10.000%       12/15/2003          125,000                 127,812
                                                                                                              ----------
                                                                                                                 818,937

  BUSINESS EQUIPMENT & Services - (2.1%)
     Monarch Acquisition Corp. . . . . . . . . . . .   12.500%       07/01/2003          125,000                 131,875
     United Stationers Supply Company. . . . . . . .   12.750%       05/01/2005           50,000                  54,625
                                                                                                              ----------
                                                                                                                 186,500

  CABLE TELEVISION - (10.3%)
     Australis Media Ltd. (b). . . . . . . . . . . .    9.631%       05/15/2003          100,000                  72,250
     Cablevision Systems Company . . . . . . . . . .    9.875%       02/15/2013           75,000                  79,875
     CAI Wireless Systems, Inc.  . . . . . . . . . .   12.250%       09/15/2002           50,000                  53,500
     Continental Cablevision, Inc. . . . . . . . . .    9.500%       08/01/2013          200,000                 212,000
     Insight Communications Company (b). . . . . . .   10.678%       03/01/2000           50,000                  50,625
     International Cabletel, Inc. (b). . . . . . . .   11.475%       10/15/2003          250,000                 173,750
     Le Group Videotron Ltee.. . . . . . . . . . . .   10.625%       02/15/2005          100,000                 107,500
     TeleWest Plc(b) . . . . . . . . . . . . . . . .   10.989%       10/01/2007          175,000                 105,219
     Wireless One Inc. . . . . . . . . . . . . . . .   13.000%       10/15/2003           50,000                  53,000
                                                                                                              ----------
                                                                                                                 907,719

  CHEMICALS & PLASTICS - (6.2%)
     Arcadian Partners L.P.. . . . . . . . . . . . .   10.750%       05/01/2005          125,000                 137,500
     Crain Industries, Inc. (a). . . . . . . . . . .   13.500%       08/15/2005           50,000                  50,500
     G-I Holdings, Inc.(b) . . . . . . . . . . . . .    9.407%       10/01/1998           75,000                  57,562



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


              NAME OF ISSUER                           INTEREST      MATURITY         PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE             AMOUNT                   VALUE
            ------------------                          ------         ----             ------                   -----
CORPORATE BONDS
  CHEMICALS & PLASTICS - (CONTINUED)
     Harris Chemical North America, Inc. (b) . . . .   10.432%       07/15/2001      $   100,000             $    97,000
     Polymer Group,Inc.. . . . . . . . . . . . . . .   12.250%       07/15/2002          125,000                 128,750
     Uniroyal Technology Corporation . . . . . . . .   11.750%       06/01/2003           75,000                  72,000
                                                                                                             -----------
                                                                                                                 543,312

  CLOTHING & TEXTILES - (1.4%)
     WestPoint Stevens, Inc. . . . . . . . . . . . .    9.375%       12/15/2005          125,000                 123,438
                                                                                                             -----------

  CONGLOMERATES - (1.5%)
     Sherritt Gordon, Ltd. . . . . . . . . . . . . .    9.750%       04/01/2003          125,000                 132,500
                                                                                                             -----------
  CONSUMER PRODUCTS - (4.3%)
     American Safety Razor Company . . . . . . . . .    9.875%       08/01/2005           50,000                  50,750
     Herff Jones Inc.. . . . . . . . . . . . . . . .   11.000%       08/15/2005           75,000                  80,250
     Hosiery Corporation of America, Inc.. . . . . .   13.750%       08/01/2002           50,000                  53,875
     ICON Health & Fitness, Inc. . . . . . . . . . .   13.000%       07/15/2002          100,000                 108,000
     Playtex Family Products Corporation . . . . . .    9.000%       12/15/2003          100,000                  88,500
                                                                                                             -----------
                                                                                                                 381,375

  CONTAINER & GLASS PRODUCTS - (0.6%)
     Portola Packaging,Inc.. . . . . . . . . . . . .   10.750%       10/01/2005           50,000                  51,500
                                                                                                             -----------
  COSMETICS & TOILETRIES - (1.1%)
     Revlon Consumer Products Corporation. . . . . .    9.375%       04/01/2001          100,000                 101,250
                                                                                                             -----------
  ECOLOGICAL SERVICES & EQUIPMENT - (3.1%)
     Allied Waste Industries, Inc. . . . . . . . . .   12.000%       02/01/2004          150,000                 162,375
     Mid-American Waste Systems, Inc.. . . . . . . .   12.250%       02/15/2003          125,000                 112,500
                                                                                                             -----------
                                                                                                                 274,875

  FARMING & AGRICULTURE - (0.6%)
     Spreckels Industries, Inc.. . . . . . . . . . .   11.500%       09/01/2000           50,000                  49,250
                                                                                                             -----------

  FOOD & DRUG RETAILERS - (2.4%)
     Pathmark Stores, Inc. . . . . . . . . . . . . .    9.625%       05/01/2003           50,000                  48,500
     Penn Traffic Company. . . . . . . . . . . . . .    9.625%       04/15/2005           75,000                  58,406
     Ralph's Grocery Company . . . . . . . . . . . .   10.450%       06/15/2004          100,000                 101,500
                                                                                                             -----------
                                                                                                                 208,406

  FOOD PRODUCTS - (4.2%)
     Curtice-Burns Foods, Inc. . . . . . . . . . . .   12.250%       02/01/2005          100,000                 103,000
     PMI Acquisition Corporation . . . . . . . . . .   10.250%       09/01/2003          100,000                 102,500
     Specialty Foods Corporation . . . . . . . . . .   11.250%       08/15/2003          125,000                 111,250
     Van De Kamp's, Inc. . . . . . . . . . . . . . .   12.000%       09/15/2005           50,000                  51,750
                                                                                                             -----------
                                                                                                                 368,500

  FOOD SERVICES - (1.0%)
     Flagstar Corporation                              11.250%       11/01/2004          125,000                  88,750
                                                                                                             -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


              NAME OF ISSUER                           INTEREST      MATURITY        PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE            AMOUNT                    VALUE
            ------------------                          ------         ----            ------                    -----
CORPORATE BONDS
  FOREST PRODUCTS - (5.0%)
     Container Corporation of America. . . . . . . .   11.250%       05/01/2004      $   125,000                $128,437
     Repap New Brunswick, Inc. . . . . . . . . . . .    9.875%       07/15/2000          125,000                 125,625
     S.D. Warren Company . . . . . . . . . . . . . .   12.000%       12/15/2004          100,000                 109,500
     Stone Container Corporation . . . . . . . . . .    9.875%       02/01/2001           75,000                  72,750
                                                                                                             -----------
                                                                                                                 436,312

  HEALTHCARE - (2.5%)
     AmeriSource Health Corporation. . . . . . . . .   11.250%       07/15/2005          101,525                 111,678
     Tenet Healthcare Corporation. . . . . . . . . .   10.125%       03/01/2005          100,000                 110,750
                                                                                                             -----------
                                                                                                                 222,428

  HOME PRODUCTS & FURNISHINGS - (1.0%)
     American Standard, Inc. (b) . . . . . . . . . .    9.021%       06/01/2005          100,000                  85,750
                                                                                                             -----------

  INDUSTRIAL PRODUCTS & EQUIPMENT - (1.7%)
     Cabot Safety Acquisition Corporation. . . . . .   12.500%       07/15/2005          100,000                 106,500
     Pace Industries,Inc.. . . . . . . . . . . . . .   10.625%       12/01/2002           50,000                  44,000
                                                                                                             -----------
                                                                                                                 150,500

  LEISURE & ENTERTAINMENT - (3.1%)
     Affinity Group, Inc.. . . . . . . . . . . . . .   11.500%       10/15/2003           50,000                  50,750
     Alliance Entertainment Corporation. . . . . . .   11.250%       07/15/2005           50,000                  50,250
     Premier Parks, Inc. . . . . . . . . . . . . . .   12.000%       08/15/2003           50,000                  51,375
     Six Flags Theme Parks, Inc. (b) . . . . . . . .   10.723%       06/15/2005          150,000                 117,375
                                                                                                             -----------
                                                                                                                 269,750


  MACHINERY & EQUIPMENT - (2.2%)
     Primeco, Inc. . . . . . . . . . . . . . . . . .   12.750%       03/01/2005           75,000                  78,375
     Waters Corporation. . . . . . . . . . . . . . .   12.750%       09/30/2004          100,000                 112,500
                                                                                                             -----------
                                                                                                                 190,875

  OIL & GAS - (3.0%)
     Falcon Drilling Company, Inc. . . . . . . . . .   12.500%       03/15/2005          100,000                 109,500
     Giant Industries, Inc.. . . . . . . . . . . . .    9.750%       11/15/2003          125,000                 126,406
     United Meridian Corporation . . . . . . . . . .   10.375%       10/15/2005           25,000                  26,375
                                                                                                             -----------
                                                                                                                 262,281

  PRINTING & PUBLISHING - (1.8%)
     Affiliated Newspaper (b)  . . . . . . . . . . .   13.344%       07/01/2006          250,000                 156,875
                                                                                                             -----------

  RETAILERS - (1.3%)
     Brylane Capital Corporation . . . . . . . . . .   10.000%       09/01/2003          125,000                 110,625
                                                                                                             -----------

  SERVICES - (0.6%)
     Coinmach Corporation (a). . . . . . . . . . . .   11.750%       11/15/2005           50,000                  50,625
                                                                                                             -----------

  STEEL - (3.3%)
     EnviroSource, Inc.. . . . . . . . . . . . . . .    9.750%       06/15/2003          125,000                 109,375
     Geneva Steel Company. . . . . . . . . . . . . .    9.500%       01/15/2004          100,000                  77,750
     GS Technologies Operating Company, Inc. . . . .   12.000%       09/01/2004          100,000                  99,000
                                                                                                             -----------
                                                                                                                 286,125


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

              NAME OF ISSUER                           INTEREST      MATURITY        PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE            AMOUNT                    VALUE
            ------------------                          ------         ----            ------                    -----
CORPORATE BONDS
  SURFACE TRANSPORTATION - (5.9%)
     Gearbulk Holdings Ltd.  . . . . . . . . . . . .   11.250%       12/01/2004      $   100,000              $  107,500
     Sea Containers Ltd. . . . . . . . . . . . . . .   12.500%       12/01/2004          125,000                 134,687
     Stena AB. . . . . . . . . . . . . . . . . . . .   10.500%       12/15/2005           75,000                  77,063
     Trans Ocean Container Corporation . . . . . . .   12.250%       07/01/2004           75,000                  78,000
     Trism, Inc. . . . . . . . . . . . . . . . . . .   10.750%       12/15/2000          125,000                 121,875
                                                                                                              ----------
                                                                                                                 519,125

  TELECOMMUNICATIONS & CELLULAR - (6.5%)
     Cellular Communications
      International, Inc. (b)  . . . . . . . . . . .   10.542%       08/15/2000          100,000                  61,500
     Dial Call Communications, Inc. (b)  . . . . . .   14.646%       04/15/2004          100,000                  57,000
     Fonorola, Inc.  . . . . . . . . . . . . . . . .   12.500%       08/15/2002           25,000                  26,250
     IXC Communications, Inc. (a). . . . . . . . . .   13.000%       10/01/2005           75,000                  80,250
     MobileMedia Communications,Inc. . . . . . . . .    9.375%       11/01/2007           25,000                  25,625
     PanAmSat Corporation(b) . . . . . . . . . . . .    9.848%       08/01/2003          100,000                  81,500
     ProNet, Inc.  . . . . . . . . . . . . . . . . .   11.875%       06/15/2005          100,000                 110,125
     USA Mobile Communications, Inc. . . . . . . . .    9.500%       02/01/2004          125,000                 123,750
                                                                                                              ----------
                                                                                                                 566,000

  UTILITIES - (1.6%)
     California Energy Company, Inc. (b) . . . . . .    9.300%       01/15/2004          150,000                 141,000
                                                                                                              ----------

     TOTAL CORPORATE BONDS - (COST $8,192,990)                                                       96.9%     8,493,021
                                                                                                              ----------


                                                                                        SHARES
                                                                                        ------
COMMON STOCKS
  BROADCAST RADIO & TELEVISION - (0.0%)
     Pegasus Media & Communications, Inc. (a) (c)  . . . . . . . . . . . . . .                 5                       0
                                                                                                                 -------
  CONSUMER PRODUCTS - (0.0%)
     Hosiery Corporation Of America, Inc.(c) . . . . . . . . . . . . . . . . .                50                     250
                                                                                                                 -------

  FOOD & DRUG RETAILERS - (0.3%)
     Grand Union Company (c) . . . . . . . . . . . . . . . . . . . . . . . . .             3,535                  26,512
                                                                                                                 -------

  PRINTING & PUBLISHING - (0.1%)
     Affiliated Newspaper (c). . . . . . . . . . . . . . . . . . . . . . . . .               250                   6,250
                                                                                                                 -------

     TOTAL COMMON STOCKS - (COST $201,312) . . . . . . . . . . . . . . . . . .                          0.4%      33,012
                                                                                                                 -------

PREFERRED STOCK
Telecommunications & Cellular - (0.7%)
  PanAmSat Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .                54                  60,634
                                                                                                                 -------


     TOTAL PREFERRED STOCK - (COST $53,829). . . . . . . . . . . . . . . . . .                          0.7%      60,634
                                                                                                                 -------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

              NAME OF ISSUER
            AND TITLE OF ISSUE                                                              SHARES            VALUE
            ------------------                                                              ------            -----
WARRANTS
  CONSUMER PRODUCTS - (0.0%)
     IHF Capital, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . . .               100              $    2,500
                                                                                                              ----------

  TELECOMMUNICATIONS & CELLULAR - (0.0%)
     DIAL PAGE, INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               100                       1
                                                                                                              ----------

TOTAL WARRANTS - (COST $1,408)                                                                        0.0%         2,501
                                                                                                              ----------

TOTAL INVESTMENTS - (Cost  $8,449,539)                                                               98.0%     8,589,168
OTHER ASSETS LESS LIABILITIES -                                                                       2.0%       174,672
                                                                                                   -------   -----------
NET ASSETS -                                                                                        100.0%   $ 8,763,840
                                                                                                   -------   -----------
                                                                                                   -------   -----------

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities aggregated $209,875 or 2.4% of the net assets of the Portfolio.

(b)  Step bond.  Interest rate shown represents yield to maturity.

(c)  Non-income producing security.


The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


                      NAME OF ISSUER
                     AND TITLE OF ISSUE                                         SHARES                          VALUE
                     ------------------                                         ------                          -----
COMMON STOCKS
  AEROSPACE - (4.3%)
     Loral Corporation . . . . . . . . . . . . . . . . . . . . . . . .          16,000                     $    566,000
     McDonnell Douglas Corporation . . . . . . . . . . . . . . . . . .           4,400                          404,800
     Watkins Johnson Company . . . . . . . . . . . . . . . . . . . . .           3,800                          166,250
                                                                                                           ------------
                                                                                                              1,137,050


  BANKS - (0.9%)
     Fifth Third Bancorp . . . . . . . . . . . . . . . . . . . . . . .           3,300                          241,725
                                                                                                           ------------


  BUSINESS SERVICES - (0.7%)
     National Data Corporation . . . . . . . . . . . . . . . . . . . .           7,100                          175,725
                                                                                                           ------------

  CHEMICALS - (4.5%)
     First Mississippi Corporation . . . . . . . . . . . . . . . . . .          10,400                          275,600
     IMC Fertilizer Group, Inc.. . . . . . . . . . . . . . . . . . . .          14,600                          596,775
     Praxair, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .           9,000                          302,625
                                                                                                           ------------
                                                                                                              1,175,000

  COMMERCIAL SERVICES - (0.7%)
     Measurex Corporation. . . . . . . . . . . . . . . . . . . . . . .           6,200                          175,150
                                                                                                           ------------

  COMMUNICATION EQUIPMENT - (0.6%)
     Andrew Corporation (a). . . . . . . . . . . . . . . . . . . . . .           4,000                          153,000
                                                                                                           ------------

  COMPUTER RELATED - (6.7%)
     3Com Corporation (a). . . . . . . . . . . . . . . . . . . . . . .           7,600                          354,350
     Cabletron Systems, Inc. (a) . . . . . . . . . . . . . . . . . . .           4,000                          324,000
     Cisco System, Inc. (a). . . . . . . . . . . . . . . . . . . . . .           6,800                          507,450
     Compaq Computer Corporation (a) . . . . . . . . . . . . . . . . .           3,200                          153,600
     First Data Corporation. . . . . . . . . . . . . . . . . . . . . .           2,500                          167,188
     HBO & Company . . . . . . . . . . . . . . . . . . . . . . . . . .           3,500                          268,187
                                                                                                           ------------
                                                                                                              1,774,775

  COMPUTER SERVICES - (1.6%)
     Computer Associates International, Inc. . . . . . . . . . . . . .           3,000                          170,625
     Informix Corporation. . . . . . . . . . . . . . . . . . . . . . .           8,000                          239,856
                                                                                                           ------------
                                                                                                                410,481

  CONSTRUCTION - (1.5%)
     Clayton Homes, Inc. . . . . . . . . . . . . . . . . . . . . . . .          18,000                          384,750
                                                                                                           ------------

  COSMETICS & TOILETRIES - (1.4%)
     Gillette Company. . . . . . . . . . . . . . . . . . . . . . . . .           6,900                          359,663
                                                                                                           ------------

  DRUGS - (8.1%)
     Amgen, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . . . .           6,800                          403,750
     Cardinal Health Inc.. . . . . . . . . . . . . . . . . . . . . . .           3,100                          169,725
     Genzyme Corporation (a) . . . . . . . . . . . . . . . . . . . . .           5,200                          324,350

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

                          NAME OF ISSUER
                        AND TITLE OF ISSUE                                       SHARES                         VALUE
                        ------------------                                       ------                         -----
COMMON STOCKS
  DRUGS - (CONTINUED)
     Merck & Company, Inc. . . . . . . . . . . . . . . . . . . . . . .           9,000                     $    591,750
     Pfizer, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .           5,200                          327,600
     Schering Plough Corporation . . . . . . . . . . . . . . . . . . .           5,800                          317,550
                                                                                                           ------------
                                                                                                              2,134,725

  ELECTRONICS - (1.6%)
     ADC Telecommunications, Inc. (a). . . . . . . . . . . . . . . . .           4,300                          156,950
     Silicon Graphics, Inc.  . . . . . . . . . . . . . . . . . . . . .           4,000                          110,000
     Vishay Intertechnology, Inc.. . . . . . . . . . . . . . . . . . .           4,800                          151,200
                                                                                                           ------------
                                                                                                                418,150

  ENVIRONMENTAL - (2.7%)
     Thermo Electron Corporation (a) . . . . . . . . . . . . . . . . .          13,500                          702,000
                                                                                                           ------------

  FINANCIAL SERVICES - (4.5%)
     Countrywide Credit Industries, Inc. . . . . . . . . . . . . . . .           5,600                          121,800
     Finova Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .           4,700                          226,775
     Green Tree Financial, Inc.. . . . . . . . . . . . . . . . . . . .          20,000                          527,500
     Money Store, Inc. . . . . . . . . . . . . . . . . . . . . . . . .           6,500                          101,562
     Sunamerica, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .           4,500                          213,750
                                                                                                           ------------
                                                                                                              1,191,387

  FOOD & BEVERAGES - (2.0%)
     Coca Cola Company . . . . . . . . . . . . . . . . . . . . . . . .           3,000                          222,750
     PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .           5,500                          307,312
                                                                                                           ------------
                                                                                                                530,062

  GAS & PIPELINE UTILITIES - (0.6%)
     Panhandle Eastern Corporation . . . . . . . . . . . . . . . . . .           6,000                          167,250
                                                                                                           ------------


  INSURANCE - (3.0%)
     20th Century Industries (a) . . . . . . . . . . . . . . . . . . .           4,800                           95,400
     American International Group, Inc.  . . . . . . . . . . . . . . .           3,950                          365,375
     Travelers, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .           5,200                          326,950
                                                                                                           ------------
                                                                                                                787,725

  MACHINERY & EQUIPMENT - (5.3%)
     Bombardier, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .          23,000                          303,186
     Dover Corporation . . . . . . . . . . . . . . . . . . . . . . . .           4,600                          169,625
     Duriron, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .           6,700                          156,612
     Gleason Corporation . . . . . . . . . . . . . . . . . . . . . . .           5,600                          182,000
     IDEX Corporation. . . . . . . . . . . . . . . . . . . . . . . . .           7,000                          285,250
     JLG Industries, Inc.  . . . . . . . . . . . . . . . . . . . . . .          10,400                          309,400
                                                                                                           ------------
                                                                                                              1,406,073

  MEDIA - (2.0%)
     Capital Cities ABC, Inc.. . . . . . . . . . . . . . . . . . . . .           4,300                          530,512
                                                                                                           ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

                         NAME OF ISSUER
                        AND TITLE OF ISSUE                                      SHARES                          VALUE
                        ------------------                                      -----                           ------
COMMON STOCKS
  MEDICAL SUPPLIES & SERVICES - (5.2%)
     Healthcare Compare Corporation (a). . . . . . . . . . . . . . . .           6,200                     $    269,700
     Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . .           2,500                          214,062
     Medtronic, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .          12,600                          704,025
     Stryker Corporation . . . . . . . . . . . . . . . . . . . . . . .           3,700                          194,250
                                                                                                           ------------
                                                                                                              1,382,037


  OIL & GAS - (0.4%)
     Occidental Petroleum Corporation. . . . . . . . . . . . . . . . .           5,300                          113,288
                                                                                                           ------------
  PACKAGING - (0.8%)
     Sealed Air Corporation (a). . . . . . . . . . . . . . . . . . . .           7,400                          208,125
                                                                                                           ------------

  PETROLEUM SERVICES - (1.1%)
     Halliburton Company . . . . . . . . . . . . . . . . . . . . . . .           5,800                          293,625
                                                                                                           ------------

  PRINTING & PUBLISHING - (0.8%)
     Omnicom Group . . . . . . . . . . . . . . . . . . . . . . . . . .           6,000                          223,500
                                                                                                           ------------
  RECREATION - (0.7%)
     Walt Disney Company . . . . . . . . . . . . . . . . . . . . . . .           2,900                          171,100
                                                                                                           ------------

  RETAIL GROCERY - (0.8%)
     Caseys General Stores, Inc. . . . . . . . . . . . . . . . . . . .           9,200                          201,250
                                                                                                             ------------
  RETAIL-SPECIALTY - (0.8%)
     CUC International, Inc. (a) . . . . . . . . . . . . . . . . . . .           6,100                          208,163
                                                                                                           ------------

  SEMICONDUCTORS - (1.0%)
     Intel Corporation . . . . . . . . . . . . . . . . . . . . . . . .           3,100                          175,925
     KLA Instruments (a) . . . . . . . . . . . . . . . . . . . . . . .           3,800                           99,038
                                                                                                           ------------
                                                                                                                274,963

  SOFTWARE - (2.0%)
     Microsoft Corporation (a) . . . . . . . . . . . . . . . . . . . .           2,800                          245,700
     Oracle System Corporation (a) . . . . . . . . . . . . . . . . . .           6,500                          275,438
                                                                                                           ------------
                                                                                                                521,138

  STEEL - (0.9%)
     Texas Industries, Inc.. . . . . . . . . . . . . . . . . . . . . .           4,300                          227,900
                                                                                                           ------------

  TELECOMMUNICATIONS - (1.8%)
     Sprint Corporation. . . . . . . . . . . . . . . . . . . . . . . .           8,000                          319,000
     Tellabs, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . .           4,000                          148,000
                                                                                                           ------------
                                                                                                                467,000

  TRANSPORTATION - (1.0%)
     Burlington Northern Santa Fe. . . . . . . . . . . . . . . . . . .           3,300                          257,400
                                                                                                           ------------
     TOTAL COMMON STOCKS - (COST $14,911,378)                                                   69.9%        18,404,692
                                                                                                           ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


              NAME OF ISSUER                           INTEREST      MATURITY         PRINCIPAL
            AND TITLE OF ISSUE                           RATE          DATE             AMOUNT                  VALUE
            ------------------                          ------         ----             ------                  -----
CORPORATE BONDS
  INDUSTRIALS - (5.8%)
     BP America, Inc.. . . . . . . . . . . . . . . .    8.500%       04/15/2001         $250,000              $  280,027
     duPont (E.I.) deNemours . . . . . . . . . . . .    8.650%       12/01/1997          250,000                 263,383
     Mobil Corporation . . . . . . . . . . . . . . .    7.250%       03/27/2003        1,000,000                 991,250
                                                                                                              ----------

         TOTAL CORPORATE BONDS - (COST $1,502,259)                                                  5.8%       1,534,660
                                                                                                              ----------

GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCY - (1.6%)
     Government National Mortgage Association. . . .    6.000%       11/15/2008          146,267                 145,216
     Government National Mortgage Association. . . .    6.500%       10/15/2008          146,609                 147,937
     Government National Mortgage Association. . . .    7.000%       10/15/2008          137,905                 141,093
                                                                                                              ----------
                                                                                                                 434,246

  U.S. GOVERNMENT SECURITIES - (10.2%)
     United States Treasury Note . . . . . . . . . .    5.375%       05/31/1998          500,000                 501,640
     United States Treasury Note . . . . . . . . . .    6.375%       08/15/2002          500,000                 524,295
     United States Treasury Note . . . . . . . . . .    7.500%       01/31/1997          500,000                 511,795
     United States Treasury Bond . . . . . . . . . .    7.250%       08/15/2022        1,000,000               1,156,560
                                                                                                              ----------
                                                                                                               2,694,290
                                                                                                              ----------
TOTAL GOVERNMENT AND AGENCY
      SECURITIES - (Cost $2,952,975)                                                               11.8%       3,128,536
                                                                                                              ----------


                                                                                      MATURITY
                                                                                       AMOUNT
                                                                                       ------
SHORT TERM INVESTMENT
  Repurchase Agreement - (12.9%)
     State Street Bank and Trust Company (b) . . . .    4.250%       01/02/1996      $ 3,417,613               3,416,000
                                                                                                              ----------

           TOTAL SHORT TERM INVESTMENT -(COST $3,416,000)                                          12.9%       3,416,000
                                                                                                              ----------
TOTAL INVESTMENTS - (Cost  $22,782,612)                                                           100.4%      26,483,888

OTHER ASSETS LESS LIABILITIES -                                                                    (0.4)%       (104,180)
                                                                                                  ------      ----------
NET ASSETS -                                                                                       100.0%   $ 26,379,708
                                                                                                  ------      ----------
                                                                                                  ------      ----------


(a)  Non-income producing security.

(b) The repurchase agreement, dated 12/29/95, is fully collateralized by a United States Treasury Bond, 10.75%, 8/15/05, with a value of $3,486,659.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             TILT UTILITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


          NAME OF ISSUER
        AND TITLE OF ISSUE                                                SHARES              VALUE
        ------------------                                                ------              -----
COMMON STOCKS
  ELECTRIC UTILITIES - (37.8%)
     American Electric Power, Inc. . . . . . . . . . . . . . . . . .       7,900          $   319,950
     Atlantic Energy, Inc. . . . . . . . . . . . . . . . . . . . . .      31,300              602,525
     Boston Edison Company . . . . . . . . . . . . . . . . . . . . .         900               26,550
     Central & South West Corporation. . . . . . . . . . . . . . . .      24,900              694,087
     Consolidated Edison Company . . . . . . . . . . . . . . . . . .      22,600              723,200
     Delmarva Power & Light Company. . . . . . . . . . . . . . . . .      28,600              650,650
     DQE, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .      16,100              495,075
     Entergy Corporation . . . . . . . . . . . . . . . . . . . . . .      17,200              503,100
     LG & E Energy Corporation . . . . . . . . . . . . . . . . . . .       5,100              215,475
     Long Island Lighting Company. . . . . . . . . . . . . . . . . .      25,700              420,837
     Northeast Utilities . . . . . . . . . . . . . . . . . . . . . .      10,300              251,062
     Ohio Edison Company . . . . . . . . . . . . . . . . . . . . . .      30,700              721,450
     Portland General Corporation. . . . . . . . . . . . . . . . . .       2,700               78,638
     Rochester Gas & Electric Corporation. . . . . . . . . . . . . .       6,100              138,013
     San Diego Gas & Electric Company. . . . . . . . . . . . . . . .       7,300              173,375
     Unicom Corporation. . . . . . . . . . . . . . . . . . . . . . .       1,100               36,025
                                                                                           ----------
                                                                                            6,050,012

  GAS & PIPELINE UTILITIES - (7.5%)
     Consolidated Natural Gas Company. . . . . . . . . . . . . . . .       2,900              131,588
     Pacific Enterprises . . . . . . . . . . . . . . . . . . . . . .      24,400              689,300
     Panhandle Eastern Corporation . . . . . . . . . . . . . . . . .      13,600              379,100
                                                                                           ----------
                                                                                            1,199,988

  TELEPHONE - (53.1%)
     Alltel Corporation. . . . . . . . . . . . . . . . . . . . . . .      20,400              601,800
     Ameritech Corporation . . . . . . . . . . . . . . . . . . . . .      13,300              784,700
     AT&T Corporation. . . . . . . . . . . . . . . . . . . . . . . .       9,500              615,125
     Bell Atlantic Corporation . . . . . . . . . . . . . . . . . . .      10,500              702,187
     Bellsouth Corporation . . . . . . . . . . . . . . . . . . . . .      17,400              756,900
     Century Telephone Enterprises, Inc. . . . . . . . . . . . . . .      20,700              657,225
     Frontier Corporation. . . . . . . . . . . . . . . . . . . . . .      17,700              531,000
     GTE Corporation . . . . . . . . . . . . . . . . . . . . . . . .      16,900              743,600
     NYNEX Corporation . . . . . . . . . . . . . . . . . . . . . . .      13,700              739,800
     Pacific Telesis Group . . . . . . . . . . . . . . . . . . . . .      22,600              759,925
     SBC Communications, Inc.. . . . . . . . . . . . . . . . . . . .      12,600              724,500
     Southern N E Telecommunications Corporation . . . . . . . . . .       6,900              274,275
     Sprint Corporation. . . . . . . . . . . . . . . . . . . . . . .      15,700              626,038
                                                                                           ----------
                                                                                            8,517,075
                                                                                           ----------

        TOTAL COMMON STOCKS - (COST $12,953,973)                                   98.4%   15,767,075
                                                                                           ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             TILT UTILITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


           NAME OF ISSUER                            INTEREST
         AND TITLE OF ISSUE                            RATE               SHARES                  VALUE
         ------------------                          --------             ------                  -----
MUTUAL FUNDS - (1.2%)
   Dreyfus Cash Management Plus (a). . . . . . . .     5.694%            190,764             $    190,764
                                                                                             ------------

      TOTAL MUTUAL FUNDS - (COST $190,764)                                            1.2%        190,764
                                                                                             ------------

TOTAL INVESTMENTS - (COST  $13,144,737)                                              99.6%     15,957,839
OTHER ASSETS LESS LIABILITIES -                                                       0.4%         60,471
                                                                                   ------    ------------
NET ASSETS -                                                                        100.0%   $ 16,018,310
                                                                                   ------    ------------
                                                                                   ------    ------------

(a)  Interest rate shown is the 7 day yield as of December 31, 1995.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995


       NAME OF ISSUER                                 INTEREST    MATURITY       PRINCIPAL
     AND TITLE OF ISSUE                                 RATE        DATE          AMOUNT                   VALUE
     ------------------                                 ----        ----          ------                   -----
GOVERNMENT AND AGENCY SECURITIES
  FEDERAL AGENCY - (2.4%)
     Tennessee Valley Authority. . . . . . . . . .     6.375%    06/15/2005     $  270,000             $    278,978
                                                                                                       ------------

  MORTGAGE BACKED SECURITIES - (23.4%)
     Federal Home Loan Mortgage Corporation. . . .     8.500%    01/01/2003        267,104                  275,016
     Federal Home Loan Mortgage Corporation. . . .     9.000%    06/01/2016        382,851                  403,669
     Federal National Mortgage Association . . . .     6.500%    09/01/2008        254,290                  255,338
     Federal National Mortgage Association . . . .    10.000%    04/01/2020        154,384                  169,726
     Federal National Mortgage Association . . . .    12.500%    05/01/2015        691,455                  800,455
     Government National Mortgage Association. . .     7.500%    04/15/2024        279,998                  288,223
     Government National Mortgage Association. . .     9.000%    01/15/2008        491,481                  521,564
                                                                                                       ------------
                                                                                                          2,713,991

  U.S. GOVERNMENT SECURITIES - (45.5%)
     United States Treasury Note . . . . . . . . .     5.875%    11/15/2005        330,000                  337,528
     United States Treasury Note . . . . . . . . .     6.125%    05/31/1997        880,000                  891,274
     United States Treasury Note . . . . . . . . .     6.500%    08/15/1997        525,000                  535,663
     United States Treasury Note . . . . . . . . .     6.500%    04/30/1999        450,000                  466,594
     United States Treasury Note . . . . . . . . .     6.500%    08/15/2005        365,000                  388,953
     United States Treasury Note . . . . . . . . .     6.875%    07/31/1999        455,000                  477,750
     United States Treasury Note . . . . . . . . .     7.500%    05/15/2002        120,000                  133,200
     United States Treasury Note . . . . . . . . .     7.875%    08/15/2001      1,000,000                1,118,436
     United States Treasury Bond . . . . . . . . .     6.250%    08/15/2023        670,000                  688,844
     United States Treasury Bond . . . . . . . . .     7.500%    11/15/2024        115,000                  138,179
     United States Treasury Bond . . . . . . . . .     7.625%    02/15/2025         90,000                  109,997
                                                                                                       ------------
                                                                                                          5,286,418
                                                                                                       ------------

        TOTAL GOVERNMENT AND AGENCY
         SECURITIES - (COST $7,930,234)                                                         71.3%     8,279,387
                                                                                                       ------------

CORPORATE BONDS
  BROADCASTING - (2.2%)
     Viacom, Inc.. . . . . . . . . . . . . . . . .     7.625%    01/15/2016        255,000                  257,436
                                                                                                       ------------

  FOOD & BEVERAGES - (2.5%)
     Coca Cola Enterprises, Inc. (a) . . . . . . .     6.785%    06/20/2020      1,505,000                  295,284
                                                                                                       ------------

  PRINTING & PUBLISHING - (2.9%)
     News America Holdings, Inc. . . . . . . . . .     7.750%    02/01/2024        320,000                  334,464
                                                                                                       ------------

  TELECOMMUNICATIONS - (5.6%)
     Bellsouth Telecommunications (a). . . . . . .     6.730%    12/15/2095        700,000                  185,578
     Tele Communications, Inc. . . . . . . . . . .     9.800%    02/01/2012        385,000                  460,068
                                                                                                       ------------
                                                                                                            645,646
                                                                                                       ------------

        TOTAL CORPORATE BONDS - (COST $1,430,664)                                               13.2%     1,532,830
                                                                                                       ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


       NAME OF ISSUER                                 INTEREST    MATURITY       PRINCIPAL
     AND TITLE OF ISSUE                                 RATE        DATE          AMOUNT                   VALUE
     ------------------                                 ----        ----          ------                   -----
OTHER MORTGAGES
  COLLATERALIZED MORTGAGE OBLIGATIONS - (3.3%)
     Community Program Loan Trust 1987 A . . . . .     4.500%    10/01/2018     $  425,000             $    380,884
                                                                                                       ------------

  FEDERAL HOUSING AUTHORITY - (6.2%)
     FHA Project Loan. . . . . . . . . . . . . . .     3.025%    11/01/2006        490,573                  440,603
     FHA Project Loan. . . . . . . . . . . . . . .     7.500%    11/15/2030        275,000                  279,469
                                                                                                       ------------
                                                                                                            720,072
                                                                                                       ------------

        TOTAL OTHER MORTGAGES - (COST $1,033,568)                                                9.5%     1,100,956
                                                                                                       ------------

                                                                                  MATURITY
                                                                                   AMOUNT
                                                                                   ------

SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT (b) - (5.0%)
     State Street Bank and Trust Company . . . . .     2.250%    01/02/1996     $  584,146                  584,000
                                                                                                       ------------

        TOTAL SHORT TERM INVESTMENT - (COST $584,000)                                            5.0%       584,000
                                                                                                       ------------

TOTAL INVESTMENTS - (COST  $10,978,466)                                                         99.0%    11,497,173
OTHER ASSETS LESS LIABILITIES -                                                                  1.0%       120,882
                                                                                              ------   ------------
NET ASSETS -                                                                                   100.0%  $ 11,618,055
                                                                                              ------   ------------
                                                                                              ------   ------------


(a)  Zero coupon bond.  Interest rate shown represents yield to maturity.

(b) The repurchase agreement, dated 12/29/95, is fully collateralized by a United States Treasury Bond, 10.75%, 8/15/05, with a value of $599,931.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995

          NAME OF ISSUER
        AND TITLE OF ISSUE                                      SHARES          VALUE
        ------------------                                      ------          -----
COMMON STOCKS
 AUSTRALIA - (3.4%)
  Broken Hill Proprietary Company. . . . . . . . . . . . . .    19,795         $279,549
  CRA Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .     2,400           35,213
  Memtec Ltd.. . . . . . . . . . . . . . . . . . . . . . . .    70,349          112,420
  National Australia Bank. . . . . . . . . . . . . . . . . .    11,754          105,711
  WMC Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .    15,000           96,328
                                                                               --------
                                                                                629,221
 BELGIUM - (1.3%)
  Bekaert SA . . . . . . . . . . . . . . . . . . . . . . . .       295          243,077
                                                                               --------

 CANADA - (3.9%)
  Brascan Ltd. . . . . . . . . . . . . . . . . . . . . . . .     4,000           70,304
  Hudsons Bay Company. . . . . . . . . . . . . . . . . . . .     2,555           36,721
  Loewen Group,  Inc.. . . . . . . . . . . . . . . . . . . .     3,500           88,109
  Potash Corporation Saskatchewan, Inc.. . . . . . . . . . .     3,520          249,403
  Quebecor . . . . . . . . . . . . . . . . . . . . . . . . .    17,839          266,181
                                                                               --------
                                                                                710,718
 FRANCE - (1.7%)
  Accor. . . . . . . . . . . . . . . . . . . . . . . . . . .       154           19,938
  Carrefour. . . . . . . . . . . . . . . . . . . . . . . . .       100           60,670
  Credit Commerce France . . . . . . . . . . . . . . . . . .     2,543          129,772
  Peugeot SA . . . . . . . . . . . . . . . . . . . . . . . .       345           45,512
  Society Elf Aquitaine. . . . . . . . . . . . . . . . . . .       652           48,038
                                                                               --------
                                                                                303,930
 GERMANY - (0.5%)
  Bayer AG . . . . . . . . . . . . . . . . . . . . . . . . .       270           71,241
  Schering AG. . . . . . . . . . . . . . . . . . . . . . . .       350           23,186
                                                                               --------
                                                                                 94,427
 HONG KONG - (1.9%)
  HSBC Holdings. . . . . . . . . . . . . . . . . . . . . . .    18,000          272,357
  Sime Darby HK. . . . . . . . . . . . . . . . . . . . . . .    88,000           84,785
                                                                               --------
                                                                                357,142
 ITALY - (0.6%)
  Telecom Italia (a) . . . . . . . . . . . . . . . . . . . .    32,000           56,318
  Telecom Italia Mobilaire . . . . . . . . . . . . . . . . .    32,000           49,769
                                                                               --------
                                                                                106,087
 JAPAN - (31.3%)
  Advantest. . . . . . . . . . . . . . . . . . . . . . . . .     2,000          102,663
  Bridgestone Corporation. . . . . . . . . . . . . . . . . .    12,000          190,605
  Canon, Inc.. . . . . . . . . . . . . . . . . . . . . . . .    33,000          597,676
  Daifuku Company  . . . . . . . . . . . . . . . . . . . . .     3,000           42,421
  Fanuc. . . . . . . . . . . . . . . . . . . . . . . . . . .     2,000           86,586
  Fuji Coca Cola Bottling. . . . . . . . . . . . . . . . . .    15,000          162,712
  Fuji Photo Film Company. . . . . . . . . . . . . . . . . .    14,000          404,068

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                      SHARES          VALUE
        ------------------                                      ------          -----
COMMON STOCKS
 JAPAN - (CONTINUED)
  Hitachi. . . . . . . . . . . . . . . . . . . . . . . . . .    11,000         $110,799
  Jusco Company. . . . . . . . . . . . . . . . . . . . . . .    10,000          260,533
  Kita Kyushu Coca . . . . . . . . . . . . . . . . . . . . .     5,000          111,864
  Mitsui Marine and Fire . . . . . . . . . . . . . . . . . .    48,000          342,160
  Mori Seiki Company . . . . . . . . . . . . . . . . . . . .     2,000           45,133
  NEC Corporation. . . . . . . . . . . . . . . . . . . . . .    18,000          219,661
  NGK Spark Plug Company . . . . . . . . . . . . . . . . . .    22,000          276,998
  Nichido Fire and Marine. . . . . . . . . . . . . . . . . .    64,000          514,479
  Nichiei Company. . . . . . . . . . . . . . . . . . . . . .     2,000          149,153
  Rohm Company . . . . . . . . . . . . . . . . . . . . . . .     3,000          169,395
  Sharp Corporation. . . . . . . . . . . . . . . . . . . . .    37,000          591,283
  Sodick Company (a) . . . . . . . . . . . . . . . . . . . .     5,000           46,973
  Sony Corporation . . . . . . . . . . . . . . . . . . . . .    10,200          611,506
  Sumitomo Marine and Fire . . . . . . . . . . . . . . . . .    65,000          533,850
  Toshiba Corporation. . . . . . . . . . . . . . . . . . . .    15,000          117,530
                                                                             ----------
                                                                              5,688,048
 MALAYSIA - (1.1%)
  Genting Berhad . . . . . . . . . . . . . . . . . . . . . .    12,000          100,169
  Sime Darby Berhad. . . . . . . . . . . . . . . . . . . . .    35,000           93,023
                                                                             ----------
                                                                                193,192
 NETHERLANDS - (0.5%)
  Akzo Nv. . . . . . . . . . . . . . . . . . . . . . . . . .       520           60,143
  Philips Electronic . . . . . . . . . . . . . . . . . . . .       950           34,337
                                                                             ----------
                                                                                 94,480
 SPAIN - (0.3%)
  Repsol SA. . . . . . . . . . . . . . . . . . . . . . . . .     1,470           48,172
                                                                             ----------

 SWEDEN - (3.2%)
  Asea AB. . . . . . . . . . . . . . . . . . . . . . . . . .     1,000           97,294
  Astra AB  Series A . . . . . . . . . . . . . . . . . . . .     1,500           59,867
  Astra AB  Series B . . . . . . . . . . . . . . . . . . . .     1,890           74,863
  Electrolux AB. . . . . . . . . . . . . . . . . . . . . . .     2,000           82,082
  Elekta . . . . . . . . . . . . . . . . . . . . . . . . . .     2,500          100,155
  Volvo AB . . . . . . . . . . . . . . . . . . . . . . . . .     8,100          165,911
                                                                                580,172
 SWITZERLAND - (1.5%)
  Ciba Geigy AG. . . . . . . . . . . . . . . . . . . . . . .        80           70,394
  Nestle SA. . . . . . . . . . . . . . . . . . . . . . . . .       180          199,116
                                                                             ----------
                                                                                269,510
 UNITED KINGDOM - (2.8%)
  Antofagasta Holdings . . . . . . . . . . . . . . . . . . .    11,000           48,688
  Compass Group. . . . . . . . . . . . . . . . . . . . . . .     6,700           50,986
  Hanson . . . . . . . . . . . . . . . . . . . . . . . . . .     5,300           15,804
  Lloyds TSB Group . . . . . . . . . . . . . . . . . . . . .    21,902          112,760
  Pearson. . . . . . . . . . . . . . . . . . . . . . . . . .    11,000          106,515

See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                       SHARES         VALUE
        ------------------                                       ------         -----
COMMON STOCKS
 UNITED KINGDOM - (CONTINUED)
  Severn Trent . . . . . . . . . . . . . . . . . . . . . . .     4,400      $   46,979
  Smithkline Beecham . . . . . . . . . . . . . . . . . . . .     8,663          95,523
  Williams Holdings. . . . . . . . . . . . . . . . . . . . .     5,900          30,009
                                                                            ----------
                                                                               507,264
 UNITED STATES - (36.9%)
  Agco Corporation . . . . . . . . . . . . . . . . . . . . .     4,500         229,500
  AHI Healthcare Systems, Inc. (a) . . . . . . . . . . . . .    17,500         100,625
  Apple South, Inc.. . . . . . . . . . . . . . . . . . . . .     8,000         172,000
  Applebees International, Inc.  . . . . . . . . . . . . . .     6,000         136,500
  Avant Corporation (a). . . . . . . . . . . . . . . . . . .     5,250         101,062
  Cidco, Inc. (a). . . . . . . . . . . . . . . . . . . . . .     4,500         114,750
  Devry, Inc., Delaware (a). . . . . . . . . . . . . . . . .     8,000         216,000
  Epic Design Technology, Inc. (a) . . . . . . . . . . . . .     8,000         168,000
  Expert Software, Inc. (a). . . . . . . . . . . . . . . . .     8,300         116,200
  Gilead Sciences, Inc. (a). . . . . . . . . . . . . . . . .     4,000         128,000
  Health Management Associates (a) . . . . . . . . . . . . .     9,000         235,125
  HFS, Inc. (a). . . . . . . . . . . . . . . . . . . . . . .     3,500         286,125
  Inso Corporation (a) . . . . . . . . . . . . . . . . . . .     5,400         229,500
  Mattson Technology, Inc. (a) . . . . . . . . . . . . . . .     8,000         120,000
  Medisense, Inc. (a). . . . . . . . . . . . . . . . . . . .     8,000         253,000
  Mercury Interactive Corporation (a). . . . . . . . . . . .     6,000         109,500
  Microchip Technology, Inc. (a) . . . . . . . . . . . . . .     5,500         200,750
  Netmanage, Inc. (a). . . . . . . . . . . . . . . . . . . .     7,000         162,750
  Newpark Resource, Inc. . . . . . . . . . . . . . . . . . .     6,300         140,175
  Office Max, Inc. . . . . . . . . . . . . . . . . . . . . .     9,450         211,444
  Outback Steakhouse, Inc. (a) . . . . . . . . . . . . . . .     5,000         179,375
  Project Software & Development, Inc. (a) . . . . . . . . .     9,000         313,875
  Pure Software, Inc. (a). . . . . . . . . . . . . . . . . .     7,000         225,750
  Railtex, Inc. (a). . . . . . . . . . . . . . . . . . . . .     5,600         117,600
  Seer Technologies, Inc. (a). . . . . . . . . . . . . . . .     7,500          93,750
  Staples, Inc. (a). . . . . . . . . . . . . . . . . . . . .     7,000         170,625
  Station Casinos, Inc. (a). . . . . . . . . . . . . . . . .    10,000         146,250
  Studio Plus Hotels, Inc. (a) . . . . . . . . . . . . . . .     6,000         154,500
  Swift Transportation, Inc. (a) . . . . . . . . . . . . . .    10,000         152,500
  Synopsys, Inc. (a) . . . . . . . . . . . . . . . . . . . .     8,000         304,000
  TCF Financial Corporation. . . . . . . . . . . . . . . . .     8,000         265,000
  Teradyne, Inc. (a) . . . . . . . . . . . . . . . . . . . .     6,000         150,000
  Thermedics, Inc. (a) . . . . . . . . . . . . . . . . . . .     8,000         222,000
  Verity,  Inc. (a). . . . . . . . . . . . . . . . . . . . .     8,000         354,000
  Wabash National Corporation. . . . . . . . . . . . . . . .     5,000         111,250
  Winstar Communications, Inc. (a) . . . . . . . . . . . . .    10,000         171,250
  Xilinx, Inc. (a) . . . . . . . . . . . . . . . . . . . . .     5,000         152,500
                                                                            ----------
                                                                             6,715,231
                                                                            ----------

 TOTAL COMMON STOCKS - (COST $13,277,647). . . . . . . . . .        90.9%   16,540,671
                                                                            ----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                            SHARES              VALUE
        ------------------                                            ------              -----
RIGHTS
 AUSTRALIA - (0.0%)
  CRA Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .            180           $     2,595
                                                                                      -----------

      TOTAL RIGHTS - (COST $0)                                                 0.0%         2,595
                                                                                      -----------
                                          INTEREST    MATURITY    PRINCIPAL
                                            RATE        DATE        AMOUNT
                                            ----        ----        ------

SHORT TERM INVESTMENT
 UNITED STATES - (8.3%)
  Federal Home Loan Mortgage Corporation. 5.750%     01/02/1996   $1,512,000             1,511,759
                                                                                      -----------

      TOTAL SHORT TERM INVESTMENT - (COST $1,511,759)                          8.3%     1,511,759
                                                                                      -----------


TOTAL INVESTMENTS - (COST  $14,789,406)                                  99.2%         18,055,025
OTHER ASSETS LESS LIABILITIES -                                           0.8%            135,707
                                                                       ------         -----------
NET ASSETS -                                                            100.0%        $18,190,732
                                                                       ------         -----------
                                                                       ------         -----------


(a)  Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                DECEMBER 31, 1995

                                              PERCENT OF
INDUSTRY                                      NET ASSETS             VALUE
--------                                      ----------             -----
Agricultural Machinery . . . . . . . . .         1.3%             $   229,500
Appliances . . . . . . . . . . . . . . .         0.6                  116,419
Automobiles  . . . . . . . . . . . . . .         1.2                  211,423
Automotive . . . . . . . . . . . . . . .         0.4                   84,785
Banking  . . . . . . . . . . . . . . . .         2.8                  507,840
Broadcasting/Publishing  . . . . . . . .         2.0                  372,696
Business/Public  . . . . . . . . . . . .         0.2                   46,979
Chemicals  . . . . . . . . . . . . . . .         3.3                  605,846
Commercial Services  . . . . . . . . . .         1.7                  304,109
Computer Services  . . . . . . . . . . .         2.5                  455,062
Conglomerates  . . . . . . . . . . . . .         1.0                  179,130
Construction Materials . . . . . . . . .         0.2                   30,009
Drugs & Health Care  . . . . . . . . . .         4.6                  835,220
Ecological Services & Equipment  . . . .         0.8                  140,175
Electrical Equipment . . . . . . . . . .         0.6                  114,750
Electric Utilities . . . . . . . . . . .         0.5                   97,294
Electronics  . . . . . . . . . . . . . .        15.8                2,854,674
Energy Sources . . . . . . . . . . . . .         2.1                  375,759
Entertainment  . . . . . . . . . . . . .         0.8                  146,250
Fertilizer . . . . . . . . . . . . . . .         1.4                  249,403
Financial Services . . . . . . . . . . .        11.3                2,038,670
Food & Beverages . . . . . . . . . . . .         1.1                  199,116
Gold Mining  . . . . . . . . . . . . . .         0.2                   48,688
Hospital Management  . . . . . . . . . .         1.3                  235,125
Hotels & Restaurants . . . . . . . . . .         2.5                  460,563
Industrial Components  . . . . . . . . .         3.9                  710,680
Insurance  . . . . . . . . . . . . . . .         5.8                1,048,329
Insurance Contracts  . . . . . . . . . .         1.9                  342,160
Leisure/Tourism  . . . . . . . . . . . .         0.5                  100,169
Machinery & Equipment  . . . . . . . . .         0.7                  134,528
Machinery Engineering  . . . . . . . . .         0.6                  112,420
Merchandising  . . . . . . . . . . . . .         4.1                  739,992
Metals . . . . . . . . . . . . . . . . .         0.7                  134,137
Office Equipment . . . . . . . . . . . .         3.3                  597,676
Packaging  . . . . . . . . . . . . . . .         1.5                  274,576
Restaurants  . . . . . . . . . . . . . .         3.0                  538,861
Software . . . . . . . . . . . . . . . .         9.5                1,723,325
Telecommunications . . . . . . . . . . .         1.5                  277,337
Transportation . . . . . . . . . . . . .         1.2                  228,850
Trucking & Freight Forwarding  . . . . .         0.8                  152,500
                                               -----              -----------
    TOTAL  . . . . . . . . . . . . . . .        99.2%             $18,055,025
                                               -----              -----------
                                                                  -----------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995

          NAME OF ISSUER
        AND TITLE OF ISSUE                                       SHARES           VALUE
        ------------------                                       ------           -----
COMMON STOCKS
 AIR TRANSPORTATION - (0.8%)
  Atlas Air, Inc. (a). . . . . . . . . . . . . . . . . . . .     1,800         $30,150
                                                                               -------

 APPAREL - (4.3%)
  Nautica Enterprises, Inc. (a). . . . . . . . . . . . . . .     1,200          52,500
  St. John Knits, Inc. . . . . . . . . . . . . . . . . . . .       900          47,813
  Tommy Hilfiger Corporation (a) . . . . . . . . . . . . . .     1,500          63,562
                                                                               -------
                                                                               163,875
  Auto Finance - (0.6%)
  Oxford Resources Corporation (a) . . . . . . . . . . . . .     1,100          24,750
                                                                               -------

 AUTOMATED DATA COLLECTION - (1.4%)
  Zebra Technologies Corporation (a) . . . . . . . . . . . .     1,600          54,400
                                                                               -------

 BIOTECHNOLOGY - (1.2%)
  Idexx Labs, Inc. (a) . . . . . . . . . . . . . . . . . . .     1,000          47,000
                                                                               -------

 CLIENT-SERVER SOFTWARE - (2.8%)
  Hyperion Software Corporation (a). . . . . . . . . . . . .     1,600          34,000
  Project Software & Development, Inc. (a) . . . . . . . . .     1,100          38,362
  Remedy Corporation (a) . . . . . . . . . . . . . . . . . .       600          35,550
                                                                               -------
                                                                               107,912

 COMMERCIAL SERVICES - (2.5%)
  Acxiom Corporation (a) . . . . . . . . . . . . . . . . . .     1,500          41,063
  Gartner Group, Inc. (a). . . . . . . . . . . . . . . . . .     1,100          52,662
                                                                               -------
                                                                                93,725

 COMMUNICATION SERVICES - (2.1%)
  Clear Channel Communications (a) . . . . . . . . . . . . .     1,200          52,950
  LCI International, Inc. (a). . . . . . . . . . . . . . . .     1,300          26,650
                                                                               -------
                                                                                79,600

 COMPONENTS - (1.1%)
  Kemet Corporation (a). . . . . . . . . . . . . . . . . . .     1,700          40,588
                                                                               -------

 CONNECTORS - (0.7%)
  Cable Design Technologies Corporation (a). . . . . . . . .       600          26,400
                                                                               -------

 CONSUMER PRODUCTS - (0.5%)
  Cidco, Inc. (a). . . . . . . . . . . . . . . . . . . . . .       700          17,850
                                                                               -------

 CONSUMER SOFTWARE - (0.6%)
  Davidson & Associates, Inc. (a). . . . . . . . . . . . . .     1,100          24,200
                                                                               -------

 CONTRACT MANUFACTURING - (1.1%)
  Sanmina Corporation (a). . . . . . . . . . . . . . . . . .       800          41,500
                                                                               -------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                      SHARES          VALUE
        ------------------                                      ------          -----
COMMON STOCKS
 CORRECTIONAL SERVICES - (2.3%)
  Corrections Corporation of America (a) . . . . . . . . . .     2,400       $  89,100
                                                                             ---------

 DATACOMMUNICATIONS - (1.4%)
  Global Village Communications (a). . . . . . . . . . . . .     1,300          25,188
  Microcom, Inc. (a) . . . . . . . . . . . . . . . . . . . .     1,100          28,600
                                                                             ---------
                                                                                53,788
 DESIGN-MANUFACTURING AUTOMATION - (2.9%)
  Cognex Corporation (a) . . . . . . . . . . . . . . . . . .     2,200          76,450
  Epic Design Technology, Inc. (a) . . . . . . . . . . . . .     1,600          33,600
                                                                             ---------
                                                                               110,050

 DISTRIBUTED SYSTEM-HARDWARE & PERIPHERALS - (1.0%)
  Stormedia, Inc. (a). . . . . . . . . . . . . . . . . . . .     1,000          36,500
                                                                             ---------

 EMPLOYMENT SERVICE - (2.2%)
  Accustaff, Inc. (a). . . . . . . . . . . . . . . . . . . .     1,400          61,600
  Alternative Resources Corporation (a). . . . . . . . . . .       700          21,175
                                                                             ---------
                                                                                82,775

 ENVIRONMENTAL SERVICES - (2.8%)
  Tetra Tech, Inc. (a) . . . . . . . . . . . . . . . . . . .     1,900          43,225
  United Waste Systems, Inc. (a) . . . . . . . . . . . . . .     1,700          63,325
                                                                             ---------
                                                                               106,550

 GRAPHIC-IMAGE PROCESSING - (1.8%)
  Electronics For Imaging, Inc. (a). . . . . . . . . . . . .     1,600          70,000
                                                                             ---------

 HEALTH CARE-MANAGEMENT SERVICES - (1.3%)
  Quintiles Transnational Corporation (a). . . . . . . . . .     1,200          49,200
                                                                             ---------

 INFORMATION SYSTEMS - (0.8%)
  Medic Computer Systems, Inc. (a) . . . . . . . . . . . . .       500          30,250
                                                                             ---------

 LEISURE - (1.5%)
  Regal Cinemas, Inc. (a). . . . . . . . . . . . . . . . . .     1,950          58,013
                                                                             ---------

 MISCELLANEOUS - (0.6%)
  Amresco Inc. . . . . . . . . . . . . . . . . . . . . . . .     1,800          22,950
                                                                             ---------

 NETWORKING - (2.8%)
  Alantec Corporation (a). . . . . . . . . . . . . . . . . .       800          46,600
  Optical Data Systems, Inc. (a) . . . . . . . . . . . . . .       600          15,150
  Shiva Corporation (a). . . . . . . . . . . . . . . . . . .       500          36,375
  Transaction Systems Architects Inc. (a). . . . . . . . . .       300           9,637
                                                                             ---------
                                                                               107,762


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                       SHARES        VALUE
        ------------------                                       ------        -----
COMMON STOCKS
 NETWORKING SOFTWARE - (2.3%)
  McAfee Associates, Inc. (a). . . . . . . . . . . . . . . .     1,350       $  59,231
  Netmanage, Inc. (a). . . . . . . . . . . . . . . . . . . .     1,200          27,900
                                                                             ---------
                                                                                87,131
 NON-DURABLES - (1.2%)
  Blyth Industries, Inc. (a) . . . . . . . . . . . . . . . .     1,600          47,200
                                                                             ---------

 PHARMACEUTICAL SERVICES - (2.1%)
  Express Scripts, Inc. (a). . . . . . . . . . . . . . . . .       600          30,600
  Omnicare, Inc. . . . . . . . . . . . . . . . . . . . . . .     1,100          49,225
                                                                             ---------
                                                                                79,825
 PHYSICIAN PRACTICE MANAGEMENT - (4.0%)
  Compdent Corporation (a) . . . . . . . . . . . . . . . . .       700          29,050
  Medpartners/Mullikin Inc. (a). . . . . . . . . . . . . . .     1,000          33,000
  Phycor, Inc. (a) . . . . . . . . . . . . . . . . . . . . .     1,000          50,562
  Physician Reliance Network, Inc. (a) . . . . . . . . . . .     1,000          39,750
                                                                             ---------
                                                                               152,362
 RESTAURANTS - (1.8%)
  Boston Chicken, Inc. (a) . . . . . . . . . . . . . . . . .     1,400          44,975
  Papa Johns International, Inc. (a) . . . . . . . . . . . .       600          24,713
                                                                             ---------
                                                                                69,688
 RETAIL-AUTOMOTIVE RELATED - (1.1%)
  Discount Auto Parts, Inc. (a). . . . . . . . . . . . . . .     1,300          40,463
                                                                             ---------

 RETAIL-CATALOG - (0.8%)
  CDW Computer Centers, Inc. (a) . . . . . . . . . . . . . .       800          32,400
                                                                             ---------

 RETAIL-OFFICE PRODUCTS - (1.8%)
  Corporate Express, Inc. (a). . . . . . . . . . . . . . . .     1,200          36,150
  U S Office Products Company (a). . . . . . . . . . . . . .     1,500          34,125
                                                                             ---------
                                                                                70,275
 RETAIL-SPECIALTY - (1.4%)
  MSC Industrial Direct Inc. (a) . . . . . . . . . . . . . .       700          19,250
  Sunglass Hut International, Inc. . . . . . . . . . . . . .     1,400          33,250
                                                                             ---------
                                                                                52,500
 SEMICONDUCTOR EQUIPMENT - (5.6%)
  Credence Systems Corporation (a) . . . . . . . . . . . . .     1,100          25,162
  Electroglas, Inc. (a). . . . . . . . . . . . . . . . . . .     2,000          49,000
  FSI International, Inc. (a). . . . . . . . . . . . . . . .     1,500          30,375
  GaSonics International Corporation (a) . . . . . . . . . .     1,450          19,575
  Helix Technology Corporation (a) . . . . . . . . . . . . .       900          35,550
  Integrated Process Equipment Corporation (a) . . . . . . .       800          18,800
  Ultratech Stepper, Inc. (a). . . . . . . . . . . . . . . .     1,300          33,475
                                                                             ---------
                                                                               211,937

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                      SHARES            VALUE
        ------------------                                      ------            -----
COMMON STOCKS
 SEMICONDUCTOR MANUFACTURING - (3.2%)
  Actel Corporation (a). . . . . . . . . . . . . . . . . . .     2,100          $  22,575
  Burr Brown (a) . . . . . . . . . . . . . . . . . . . . . .     1,000             25,500
  DSP Communications, Inc. (a) . . . . . . . . . . . . . . .       900             39,262
  S3, Inc. (a) . . . . . . . . . . . . . . . . . . . . . . .     2,000             35,250
                                                                                ---------
                                                                                  122,587
 SERVICE-EQUIPMENT - (1.1%)
  Input/Output, Inc. (a) . . . . . . . . . . . . . . . . . .       700             40,425
                                                                                ---------

 SOFTWARE-GENERAL - (1.6%)
  Inso Corporation (a) . . . . . . . . . . . . . . . . . . .       700             29,750
  Rational Software Corporation (a). . . . . . . . . . . . .     1,400             31,325
                                                                                ---------
                                                                                   61,075
 SUPPLIES - (3.3%)
  Gulf South Medical Supply, Inc.. . . . . . . . . . . . . .     1,400             42,350
  Physician Sales & Service, Inc. (a). . . . . . . . . . . .     2,900             82,650
                                                                                ---------
                                                                                  125,000
 SURFACE TRANSPORTATION - (2.1%)
  Fritz Company, Inc. (a). . . . . . . . . . . . . . . . . .     1,100             45,650
  Wisconsin Central Transport Corporation (a). . . . . . . .       500             32,875
                                                                                ---------
                                                                                   78,525
 SYSTEMS INTEGRATED VALUE ADDED RESELLERS - (1.5%)
  Cambridge Technology Partners (a). . . . . . . . . . . . .     1,000             57,500
                                                                                ---------

 TELECOMMUNICATION EQUIPMENT - (2.1%)
  Allen Group, Inc.. . . . . . . . . . . . . . . . . . . . .     1,200             26,850
  Coherent Communications System Corporation (a) . . . . . .     1,500             28,875
  Tel Corporation (a). . . . . . . . . . . . . . . . . . . .     1,400             25,900
                                                                                ---------
                                                                                   81,625
 TRANSACTION PROCESSING - (0.5%)
  National Data Corporation. . . . . . . . . . . . . . . . .       800             19,800
                                                                                ---------

 VOICE-CALL TRANSACTION PROCESSING - (2.1%)
  Aspect Telecommunications Corporation (a). . . . . . . . .     1,500             50,250
  Comverse Technology, Inc. (a). . . . . . . . . . . . . . .     1,400             28,000
                                                                                ---------
                                                                                   78,250
                                                                                ---------

     TOTAL COMMON STOCKS - (COST $2,662,571)                            80.7%   3,077,456
                                                                                ---------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                               SMALL CAP PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER                     INTEREST       MATURITY       MATURITY
        AND TITLE OF ISSUE                     RATE           DATE          AMOUNT               VALUE
        ------------------                   --------       --------       --------              -----
SHORT TERM INVESTMENT
 Repurchase Agreement - (13.8%)
   State Street Bank and Trust Company (b)   2.250%        01/02/1996    $   527,132          $  527,000
                                                                                              ----------

      TOTAL SHORT TERM INVESTMENT - (COST $527,000)                                    13.8%     527,000
                                                                                              ----------


TOTAL INVESTMENTS - (COST  $3,189,571)                                                 94.5%   3,604,456
OTHER ASSETS LESS LIABILITIES -                                                         5.5%     208,646
                                                                                     ------   ----------
NET ASSETS -                                                                          100.0%  $3,813,102
                                                                                     ------   ----------
                                                                                     ------   ----------




(a)  Non-income producing security.


(b) The repurchase agreement, dated 12/29/95, is fully collateralized by a United States Treasury Bond, 10.75%, 8/15/05, with a value of $543,467.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995

          NAME OF ISSUER
        AND TITLE OF ISSUE                                       SHARES        VALUE
        ------------------                                       ------        -----
COMMON STOCKS
 AEROSPACE - (5.8%)
  GRC International, Inc. (a). . . . . . . . . . . . . . . .     5,000       $ 191,875
                                                                              ---------

 APPAREL & TEXTILES - (0.9%)
  Intimate Brands, Inc.  . . . . . . . . . . . . . . . . . .     2,000          30,000
                                                                              --------

 BANKS AND SAVINGS & LOANS - (8.4%)
  Ahmanson H F and Company . . . . . . . . . . . . . . . . .       500          13,250
  Bankamerica Corporation. . . . . . . . . . . . . . . . . .     1,300          84,175
  Crestar Financial Corporation. . . . . . . . . . . . . . .     1,000          59,125
  First Interstate Bancorp . . . . . . . . . . . . . . . . .       800         109,200
  Great Western Financial Corporation. . . . . . . . . . . .       500          12,750
                                                                              --------
                                                                               278,500
 COMMUNICATIONS & MEDIA - (3.4%)
  Comcast Corporation. . . . . . . . . . . . . . . . . . . .     3,000          54,562
  Tele Communications, Inc.. . . . . . . . . . . . . . . . .     3,000          59,625
                                                                              --------
                                                                               114,187
 COMPUTERS & BUSINESS EQUIPMENT - (0.8%)
  International Business Machines Corporation. . . . . . . .       300          27,525
                                                                              --------

 DRUGS & HEALTH CARE - (0.5%)
  Acuson (a) . . . . . . . . . . . . . . . . . . . . . . . .     1,300          16,088
                                                                              --------

 ELECTRONICS - (7.7%)
  Honeywell, Inc.  . . . . . . . . . . . . . . . . . . . . .     1,500          72,937
  Micron Technology, Inc.  . . . . . . . . . . . . . . . . .     1,500          59,438
  Motorola, Inc. . . . . . . . . . . . . . . . . . . . . . .     1,300          74,100
  Texas Instruments, Inc.. . . . . . . . . . . . . . . . . .     1,000          51,750
                                                                              --------
                                                                               258,225
 ENGINEERING & CONSTRUCTION - (2.3%)
  Stone & Webster, Inc.. . . . . . . . . . . . . . . . . . .     2,100          75,337
                                                                              --------

 HEALTHCARE - (3.2%)
  Foxmeyer Health Corporation. . . . . . . . . . . . . . . .     4,000         107,000
                                                                              --------

 HOUSEHOLD APPLIANCES & HOME FURNISHINGS - (0.0%)
  Beneficial Franklin Retail Store (a) . . . . . . . . . . .       333             916
                                                                              --------

 INDUSTRIAL MANUFACTURING & PROCESSING - (2.4%)
  Corning, Inc.. . . . . . . . . . . . . . . . . . . . . . .     2,500          80,000
                                                                              --------

 INSURANCE - (1.8%)
  USF & G Corporation. . . . . . . . . . . . . . . . . . . .     3,500          59,063
                                                                              --------

 LEISURE & ENTERTAINMENT - (1.5%)
  Acclaim Entertainment, Inc. (a). . . . . . . . . . . . . .     4,000          49,500
                                                                              --------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER
        AND TITLE OF ISSUE                                       SHARES           VALUE
        ------------------                                       ------           -----
COMMON STOCKS
 METALS & MINING - (20.1%)
  Coeur D'Alene Mines Corporation. . . . . . . . . . . . . .     5,000          $ 85,625
  Hecla Mining Company (a) . . . . . . . . . . . . . . . . .     8,000            55,000
  Homestake Mining Company . . . . . . . . . . . . . . . . .     8,000           125,000
  Inco, Ltd. . . . . . . . . . . . . . . . . . . . . . . . .     2,000            66,500
  Newmont Mining Corporation . . . . . . . . . . . . . . . .     3,000           135,750
  Pegasus Gold, Inc. (a) . . . . . . . . . . . . . . . . . .     6,000            83,250
  Placer Dome, Inc.. . . . . . . . . . . . . . . . . . . . .     5,000           120,625
                                                                               ---------
                                                                                 671,750
 OIL SERVICES - (2.7%)
  Baker Hughes, Inc. . . . . . . . . . . . . . . . . . . . .     2,000            48,750
  Halliburton Company. . . . . . . . . . . . . . . . . . . .       800            40,500
                                                                               ---------
                                                                                  89,250
 PAPER - (3.0%)
  Boise Cascade Corporation. . . . . . . . . . . . . . . . .     2,000            69,250
  James River Corporation. . . . . . . . . . . . . . . . . .     1,300            31,362
                                                                               ---------
                                                                                 100,612
 PUBLISHING - (1.1%)
  Time Warner, Inc.  . . . . . . . . . . . . . . . . . . . .     1,000            37,875
                                                                               ---------

 STEEL - (8.9%)
  Bethleham Steel Corporation (a). . . . . . . . . . . . . .     7,000            98,000
  LTV Corporation (a). . . . . . . . . . . . . . . . . . . .     7,000            96,250
  USX U.S. Steel . . . . . . . . . . . . . . . . . . . . . .     3,000            92,250
  WHX Corporation (a). . . . . . . . . . . . . . . . . . . .       800             8,700
                                                                               ---------
                                                                                 295,200
 TELEPHONE - (1.3%)
  Airtouch Communications, Inc. (a). . . . . . . . . . . . .     1,500            42,375
                                                                               ---------

     TOTAL COMMON STOCKS - (COST $2,431,417)                            75.8%  2,525,278
                                                                               ---------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           GROWTH AND INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-

          NAME OF ISSUER                     INTEREST       MATURITY       MATURITY
       AND TITLE OF ISSUE                      RATE           DATE          AMOUNT                VALUE
       ------------------                    --------       --------       --------               -----
SHORT TERM INVESTMENTS
 REPURCHASE AGREEMENT - (18.8%)
   State Street Bank and Trust Company (b). . 5.400%      01/02/1996     $  627,376              $  627,000
                                                                                                 ----------

                                                                           PRINCIPAL
                                                                            AMOUNT
                                                                            ------
 U.S. GOVERNMENT SECURITIES - (5.9%)
   United States Treasury Bill. . . . . . . . 5.340%      02/29/1996     $  200,000                198,250
                                                                                                ----------

      TOTAL SHORT TERM INVESTMENTS - (COST $825,250)                                    24.7%      825,250
                                                                                                ----------

TOTAL INVESTMENTS - (COST  $3,256,667)                                                 100.5%    3,350,528
OTHER ASSETS LESS LIABILITIES -                                                         (0.5)%     (15,772)
                                                                                      ------    ----------
NET ASSETS -                                                                           100.0%   $3,334,756
                                                                                      ------    ----------
                                                                                      ------    ----------






(a)  Non-income producing security.

(b) The repurchase agreement, dated 12/29/95, is fully collateralized by a United States Treasury Bond, 10.75%, 8/15/05, with a value of $642,279.

The percentage shown for each investment category is the total value of that category as a percent of the total Net Assets of the Portfolio.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995

                                                                    CASH              COMMON
                                                                 MANAGEMENT            STOCK
                                                                  PORTFOLIO          PORTFOLIO
                                                                  ---------          ---------
ASSETS
 Investments - securities, at value. . . . . . . . . . . . .   $  9,423,661      $  40,252,520
 Investments - repurchase agreements . . . . . . . . . . . .        790,000          3,256,000
 Foreign currency holdings (Cost $1,146) . . . . . . . . . .              0                  0
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .            948                969
 Income receivable . . . . . . . . . . . . . . . . . . . . .         22,529             36,460
 Receivable for securities sold. . . . . . . . . . . . . . .              0                  0
 Unrealized appreciation on forward currency contracts . . .              0                  0
 Receivable for trust shares sold. . . . . . . . . . . . . .         29,051             83,076
 Other assets. . . . . . . . . . . . . . . . . . . . . . . .              3                 12
 Due from adviser. . . . . . . . . . . . . . . . . . . . . .          7,819                  0
                                                               ------------      -------------
    TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .     10,274,011         43,629,037
LIABILITIES
 Payable for securities purchased. . . . . . . . . . . . . .              0            599,640
 Unrealized depreciation on forward currency contracts . . .              0                  0
 Payable to custodian. . . . . . . . . . . . . . . . . . . .              0                  0
 Advisory fee payable. . . . . . . . . . . . . . . . . . . .          4,293             27,957
 Accounts payable and accrued expenses . . . . . . . . . . .         51,342             53,393
 Payable for trust shares redeemed . . . . . . . . . . . . .        122,653             29,323
                                                               ------------      -------------
    TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .        178,288            710,313
                                                               ------------      -------------
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .   $ 10,095,723      $  42,918,724
                                                               ------------      -------------
                                                               ------------      -------------
NET ASSETS
 Capital paid - in . . . . . . . . . . . . . . . . . . . . .   $ 10,095,723      $  35,214,338
 Undistributed (distributions in excess of) net
  investment income. . . . . . . . . . . . . . . . . . . . .              0              2,498
 Accumulated net realized gain (loss) on
  investments and foreign currency transactions. . . . . . .              0            237,212
 Net unrealized appreciation of:
  Investments. . . . . . . . . . . . . . . . . . . . . . . .              0          7,464,676
  Foreign currency . . . . . . . . . . . . . . . . . . . . .              0                  0
                                                               ------------      -------------
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .   $ 10,095,723      $  42,918,724
                                                               ------------      -------------
                                                               ------------      -------------
NET ASSET VALUE PER SHARE
 (based on shares of beneficial interest outstanding,
 unlimited number of shares authorized without par value). .   $      1,000      $      25,866
 Total shares outstanding at end of period . . . . . . . . .     10,095,723          1,659,267
 Cost of investment securities . . . . . . . . . . . . . . .   $ 10,213,661      $  36,043,844




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995

                                                           HIGH INCOME      MULTIPLE        TILT            U.S.          WORLD
                                                              BOND         STRATEGIES      UTILITY    GOVERNMENT BOND    EQUITY
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                            ---------      ---------      ---------      ---------      ---------
ASSETS
 Investments - securities, at value. . . . . . . . . .    $  8,589,168  $  23,067,888  $  15,957,839  $  10,913,173  $  18,055,025
 Investments - repurchase agreements . . . . . . . . .               0      3,416,000              0        584,000              0
 Foreign currency holdings (Cost $1,146) . . . . . . .               0              0              0              0          1,143
 Cash. . . . . . . . . . . . . . . . . . . . . . . . .               0            605              0            797         86,584
 Income receivable . . . . . . . . . . . . . . . . . .         207,819        102,317         93,889        155,070         13,874
 Receivable for securities sold. . . . . . . . . . . .         109,092              0              0          1,809              0
 Unrealized appreciation on forward currency contracts               0              0              0              0         22,878
 Receivable for trust shares sold. . . . . . . . . . .          22,212        134,375         54,766         39,446         95,619
 Other assets. . . . . . . . . . . . . . . . . . . . .               3              6              3              6          7,081
 Due from adviser. . . . . . . . . . . . . . . . . . .           5,182          3,573          3,452          7,104          6,284
                                                          ------------  -------------  -------------  -------------  -------------
    TOTAL ASSETS . . . . . . . . . . . . . . . . . . .       8,933,476     26,724,764     16,109,949     11,701,405     18,288,488

LIABILITIES
 Payable for securities purchased. . . . . . . . . . .
 Unrealized depreciation on forward currency contracts               0        239,856              0              0              0
 Payable to custodian. . . . . . . . . . . . . . . . .               0              0              0              0          8,563
 Advisory fee payable. . . . . . . . . . . . . . . . .          42,210              0              0              0              0
 Accounts payable and accrued expenses . . . . . . . .           5,324         15,572          8,606          5,928         10,509
 Payable for trust shares redeemed . . . . . . . . . .          45,782         47,736         46,745         44,802         56,829
                                                                76,320         41,892         36,288         32,620         21,855
    TOTAL LIABILITIES. . . . . . . . . . . . . . . . .    ------------  -------------  -------------  -------------  -------------
                                                               169,636        345,056         91,639         83,350         97,756
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . .    ------------  -------------  -------------  -------------  -------------
                                                          $  8,763,840  $  26,379,708  $  16,018,310  $  11,618,055  $  18,190,732
                                                          ------------  -------------  -------------  -------------  -------------
NET ASSETS                                                ------------  -------------  -------------  -------------  -------------
 Capital paid - in . . . . . . . . . . . . . . . . . .
 Undistributed (distributions in excess of) net           $  9,245,346  $  22,566,506  $  13,044,307  $  10,992,844  $  14,701,568
  investment income. . . . . . . . . . . . . . . . . .         (14,589)        10,013         67,014          2,331        (11,431)
 Accumulated net realized gain (loss) on
  investments and foreign currency transactions. . . .        (606,546)       101,913         93,887        104,173        220,351
 Net unrealized appreciation of:
  Investments. . . . . . . . . . . . . . . . . . . . .         139,629      3,701,276      2,813,102        518,707      3,265,616
  Foreign currency . . . . . . . . . . . . . . . . . .               0              0              0              0         14,628
                                                          ------------  -------------  -------------  -------------  -------------
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . .    $  8,763,840  $  26,379,708  $  16,018,310  $  11,618,055  $  18,190,732
                                                          ------------  -------------  -------------  -------------  -------------
                                                          ------------  -------------  -------------  -------------  -------------
NET ASSET VALUE PER SHARE
 (based on shares of beneficial interest outstanding,
 unlimited number of shares authorized without par
  value) . . . . . . . . . . . . . . . . . . . . . . .    $      8,589  $      12,043  $      15,704  $      10,510  $      13,823
 Total shares outstanding at end of period . . . . . .       1,020,302      2,190,519      1,019,992      1,105,453      1,315,970
 Cost of investment securities . . . . . . . . . . . .    $  8,449,539  $  22,782,612  $  13,144,737  $  10,978,466  $  14,789,406

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1995
                                   -CONTINUED-

                                                                                GROWTH &
                                                                 SMALL CAP        INCOME
                                                                 PORTFOLIO      PORTFOLIO
                                                                 ---------      ---------
ASSETS
 Investments - securities, at value  . . . . . . . . . . . .    $ 3,077,456    $ 2,723,528
 Investments - repurchase agreements . . . . . . . . . . . .        527,000        627,000
 Foreign currency holdings (Cost $0) . . . . . . . . . . . .              0              0
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .             32            167
 Income receivable . . . . . . . . . . . . . . . . . . . . .             99          1,812
 Receivable for securities sold. . . . . . . . . . . . . . .              0              0
 Unrealized appreciation on forward currency contracts . . .              0              0
 Receivable for trust shares sold. . . . . . . . . . . . . .        305,934         34,672
 Other assets. . . . . . . . . . . . . . . . . . . . . . . .              0              0
 Due from adviser. . . . . . . . . . . . . . . . . . . . . .         12,273              0
                                                                -----------    -----------
    TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . .      3,922,794      3,387,179
LIABILITIES
 Payable for securities purchased. . . . . . . . . . . . . .         36,535              0
 Unrealized depreciation on forward currency contracts . . .              0              0
 Payable to custodian. . . . . . . . . . . . . . . . . . . .              0              0
 Advisory fee payable  . . . . . . . . . . . . . . . . . . .          2,484         18,261
 Accounts payable and accrued expenses . . . . . . . . . . .         70,673         34,162
 Payable for trust shares redeemed . . . . . . . . . . . . .              0              0
                                                                -----------    -----------
    TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . .        109,692         52,423
                                                                -----------    -----------
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 3,813,102    $ 3,334,756
                                                                -----------    -----------
                                                                -----------    -----------
NET ASSETS
 Capital paid-in . . . . . . . . . . . . . . . . . . . . . .     $3,361,669     $3,225,253
 Undistributed (distributions in excess of) net
  investment income. . . . . . . . . . . . . . . . . . . . .              0              0
 Accumulated net realized gain (loss) on
  investments and foreign currency transactions. . . . . . .         36,548         15,642
 Net unrealized appreciation of:
   Investments . . . . . . . . . . . . . . . . . . . . . . .        414,885         93,861
   Foreign currency. . . . . . . . . . . . . . . . . . . . .              0              0
                                                                -----------    -----------
    TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . .    $ 3,813,102    $ 3,334,756
                                                                -----------    -----------
                                                                -----------    -----------
NET ASSET VALUE PER SHARE
 (based on shares of beneficial interest outstanding,
 unlimited number of shares authorized without par value). .    $    12,638    $    11,171
 Total shares outstanding at end of period . . . . . . . . .        301,724        298,528
 Cost of investment securities . . . . . . . . . . . . . . .    $ 3,189,571    $ 3,256,667


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                     CASH         COMMON
                                                  MANAGEMENT       STOCK
                                                   PORTFOLIO     PORTFOLIO
                                                   ---------     ---------
INVESTMENT INCOME
 Dividend income . . . . . . . . . . . . . .      $        0   $    268,164
 Interest income . . . . . . . . . . . . . .         596,554        172,022
 Foreign taxes withheld. . . . . . . . . . .               0          (873)
                                                  ----------   ------------
     TOTAL INCOME. . . . . . . . . . . . . .         596,554        439,313
EXPENSES
 Investment management fee . . . . . . . . .          49,056        262,290
 Administrative fee. . . . . . . . . . . . .          34,029         82,349
 Custodian fee . . . . . . . . . . . . . . .          34,452         31,479
 Audit fee and expenses. . . . . . . . . . .          17,857         21,657
 Legal fee . . . . . . . . . . . . . . . . .          11,428         11,428
 Printing expenses . . . . . . . . . . . . .           6,429          6,429
 Trustees fee and expenses . . . . . . . . .           6,324          6,325
 Transfer agent fee. . . . . . . . . . . . .           2,059          2,058
 Registration fees . . . . . . . . . . . . .              36             36
 Insurance . . . . . . . . . . . . . . . . .           6,751         16,572
 Other . . . . . . . . . . . . . . . . . . .           1,054          2,515
 Expenses borne by the adviser . . . . . . .        (95,420)        (6,296)
 Expense reductions. . . . . . . . . . . . .            (36)           (27)
                                                  ----------   ------------
     TOTAL EXPENSES. . . . . . . . . . . . .          74,019        436,815
                                                  ----------   ------------
     NET INVESTMENT INCOME . . . . . . . . .         522,535          2,498

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . .              65      4,418,581
Net realized gain on foreign currency
 transactions. . . . . . . . . . . . . . . .               0            899
Change in unrealized appreciation
 (depreciation) of:
 Investments . . . . . . . . . . . . . . . .               0      7,157,127
 Foreign currency. . . . . . . . . . . . . .               0              0
                                                  ----------   ------------
     NET REALIZED AND UNREALIZED GAIN. . . .              65     11,576,607
                                                  ----------   ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . . . .      $  522,600   $ 11,579,105
                                                  ----------   ------------
                                                  ----------   ------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   -CONTINUED-


                                                               HIGH INCOME       MULTIPLE
                                                                   BOND         STRATEGIES
                                                                PORTFOLIO        PORTFOLIO
                                                                ---------        ---------
INVESTMENT INCOME
 Dividend income . . . . . . . . . . . . . . . . . . . . . .   $      3,829   $    136,285
 Interest income . . . . . . . . . . . . . . . . . . . . . .        828,304        420,560
 Foreign taxes withheld. . . . . . . . . . . . . . . . . . .              0           (394)
                                                               ------------   ------------
     TOTAL INCOME. . . . . . . . . . . . . . . . . . . . . .        832,133        556,451
EXPENSES
 Investment management fee . . . . . . . . . . . . . . . . .         59,701        166,507
 Administrative fee. . . . . . . . . . . . . . . . . . . . .         22,817         51,459
 Custodian fee . . . . . . . . . . . . . . . . . . . . . . .         41,021         43,689
 Audit fee and expenses. . . . . . . . . . . . . . . . . . .         17,857         17,857
 Legal fee . . . . . . . . . . . . . . . . . . . . . . . . .         11,428         11,428
 Printing expenses . . . . . . . . . . . . . . . . . . . . .          6,429          6,429
 Trustees fee and expenses . . . . . . . . . . . . . . . . .          6,324          6,324
 Transfer agent fee. . . . . . . . . . . . . . . . . . . . .          2,059          2,059
 Registration fees . . . . . . . . . . . . . . . . . . . . .             36             36
 Insurance . . . . . . . . . . . . . . . . . . . . . . . . .          3,858          9,661
 Other . . . . . . . . . . . . . . . . . . . . . . . . . . .            556          1,458
 Expenses borne by the adviser . . . . . . . . . . . . . . .        (69,671)       (31,469)
 Expense reductions. . . . . . . . . . . . . . . . . . . . .           (957)           (73)
                                                               ------------   ------------
     TOTAL EXPENSES. . . . . . . . . . . . . . . . . . . . .        101,458        285,365
                                                               ------------   ------------
     NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .        730,675        271,086

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . . . . . . . . . .        (19,728)     2,272,079
Net realized gain on foreign currency transactions . . . . .          3,252              3
Change in unrealized appreciation (depreciation) of:
 Investments . . . . . . . . . . . . . . . . . . . . . . . .        723,665      3,961,315
 Foreign currency. . . . . . . . . . . . . . . . . . . . . .              0              0
                                                               ------------   ------------
     NET REALIZED AND UNREALIZED GAIN. . . . . . . . . . . .        707,189      6,233,397
                                                               ------------   ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . .   $  1,437,864   $  6,504,483
                                                               ------------   ------------
                                                               ------------   ------------




(1)   From commencement of operations May 4, 1995.
(2)   From commencement of operations May 31, 1995.




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   -CONTINUED-

                                                             TILT           U.S.           WORLD                      GROWTH &
                                                           UTILITY    GOVERNMENT BOND      EQUITY      SMALL CAP       INCOME
                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO   PORTFOLIO (1)   PORTFOLIO (2)
                                                          ---------      ---------       ---------   -------------   -------------
INVESTMENT INCOME
 Dividend income . . . . . . . . . . . . . . . . . . .   $   709,178    $         0    $   178,074    $       598    $    10,010
 Interest income . . . . . . . . . . . . . . . . . . .           362        860,404         81,298          8,333         17,129
 Foreign taxes withheld. . . . . . . . . . . . . . . .            16              0        (24,340)             0           (101)
                                                         -----------    -----------    -----------    -----------    -----------
     TOTAL INCOME. . . . . . . . . . . . . . . . . . .       709,556        860,404        235,032          8,931         27,038
EXPENSES
 Investment management fee . . . . . . . . . . . . . .        91,889         74,445        104,408         13,610          8,192
 Administrative fee. . . . . . . . . . . . . . . . . .        33,125         29,503         35,454         33,592         21,671
 Custodian fee . . . . . . . . . . . . . . . . . . . .        35,091         36,511         58,897         54,767         10,731
 Audit fee and expenses. . . . . . . . . . . . . . . .        17,857         17,857         17,857         18,006         17,940
 Legal fee . . . . . . . . . . . . . . . . . . . . . .        11,428         11,428         11,428         11,523         11,481
 Printing expenses . . . . . . . . . . . . . . . . . .         6,429          6,429          6,429          6,483          6,459
 Trustees fee and expenses . . . . . . . . . . . . . .         6,324          6,324          6,324          4,530          3,194
 Transfer agent fee. . . . . . . . . . . . . . . . . .         2,059          2,059          2,059          1,398          1,395
 Registration fees . . . . . . . . . . . . . . . . . .            36             36             36             36             36
 Insurance . . . . . . . . . . . . . . . . . . . . . .         6,725          7,916          5,768              0              0
 Other . . . . . . . . . . . . . . . . . . . . . . . .         1,017          1,098            852            101            101
 Expenses borne by the adviser . . . . . . . . . . . .       (47,787)       (89,309)       (69,498)      (121,935)       (64,518)
 Expense reductions. . . . . . . . . . . . . . . . . .        (2,278)          (498)          (229)          (501)        (2,715)
                                                         -----------    -----------    -----------    -----------    -----------
     TOTAL EXPENSES. . . . . . . . . . . . . . . . . .       161,915        103,799        179,785         21,610         13,967
                                                         -----------    -----------    -----------    -----------    -----------
     NET INVESTMENT INCOME . . . . . . . . . . . . . .       547,641        756,605         55,247        (12,679)        13,071

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments. . . . . . . .       346,305        678,846        957,186        148,029         43,303
Net realized gain on foreign currency transactions . .             0              0        223,542              0              0
Change in unrealized appreciation (depreciation) of:
 Investments . . . . . . . . . . . . . . . . . . . . .     3,179,720        843,009      2,212,725        414,885         93,861
 Foreign currency. . . . . . . . . . . . . . . . . . .             0              0        (62,988)             0              0
                                                         -----------    -----------    -----------    -----------    -----------
     NET REALIZED AND UNREALIZED GAIN. . . . . . . . .     3,526,025      1,521,855      3,330,465        562,914        137,164
                                                         -----------    -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS . . . . . . . . . . . . . .   $ 4,073,666    $ 2,278,460    $ 3,385,712    $   550,235    $   150,235
                                                         -----------    -----------    -----------    -----------    -----------
                                                         -----------    -----------    -----------    -----------    -----------

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                          CASH MANAGEMENT PORTFOLIO       COMMON STOCK PORTFOLIO
                                                          YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                                                           12/31/95       12/31/94       12/31/95        12/31/94
                                                          -----------     ----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income. . . . . . . . . . . . . .    $   522,535     $  484,186    $     2,498  $     267,715
      Net realized gain (loss) on investments. . . . .             65              0      4,418,581     (1,190,682)
      Net realized gain (loss) on foreign
         currency transactions . . . . . . . . . . . .              0              0            899              0
      Change in unrealized appreciation
         (depreciation) of:
         Investments . . . . . . . . . . . . . . . . .              0              0      7,157,127        332,617
         Foreign currency. . . . . . . . . . . . . . .              0              0              0              0
                                                          -----------     ----------    -----------    -----------

      Net increase (decrease) in net assets
         resulting from operations . . . . . . . . . .        522,600        484,186     11,579,105       (590,350)
   Dividends and distributions to Shareholders
      from:
      Net investment income. . . . . . . . . . . . . .       (522,535)      (484,186)      (267,715)      (133,025)
      Net realized gain on investments . . . . . . . .            (53)             0     (2,264,091)      (132,832)
   Dividends and distributions to Shareholders
      in excess of:
      Net investment income. . . . . . . . . . . . . .              0              0              0              0
      Net realized gain on investments . . . . . . . .              0              0              0              0
   Tax return of capital . . . . . . . . . . . . . . .              0              0              0              0
   Trust share transactions - Note E . . . . . . . . .      1,897,366       (883,125)     3,056,280    (10,858,240)
                                                          -----------     ----------    -----------    -----------
         TOTAL INCREASE (DECREASE) . . . . . . . . . .      1,897,378       (883,125)    12,103,579    (11,714,447)
   Net Assets
      Beginning of period. . . . . . . . . . . . . . .      8,198,345      9,081,470     30,815,145     42,529,592
                                                          -----------     ----------    -----------    -----------
      END OF PERIOD (1). . . . . . . . . . . . . . . .    $10,095,723     $8,198,345    $42,918,724    $30,815,145
                                                          -----------     ----------    -----------    -----------
                                                          -----------     ----------    -----------    -----------
      (1) Including undistributed (distributions in
      excess of) net investment income . . . . . . . .    $         0     $        0    $     2,498    $   134,690



See notes to financial statements.


                                       60



                                                              HIGH INCOME BOND PORTFOLIO   MULTIPLE STRATEGIES PORTFOLIO
                                                               YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                12/31/95       12/31/94      12/31/95      12/31/94
                                                               ----------    -----------    -----------   ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income. . . . . . . . . . . . . .         $  730,675    $   843,098    $   271,086   $    360,791
      Net realized gain (loss) on investments. . . . .            (19,728)      (545,819)     2,272,079      2,173,355
      Net realized gain (loss) on foreign
         currency transactions . . . . . . . . . . . .              3,252           (434)             3              0
      Change in unrealized appreciation
         (depreciation) of:
         Investments . . . . . . . . . . . . . . . . .
         Foreign currency. . . . . . . . . . . . . . .            723,665       (975,528)     3,961,315     (3,568,738)
                                                                        0              0              0              0
                                                               ----------    -----------    -----------   ------------
      Net increase (decrease) in net assets
         resulting from operations . . . . . . . . . .          1,437,864       (678,683)     6,504,483     (1,034,592)
   Dividends and distributions to Shareholders
      from:
      Net investment income. . . . . . . . . . . . . .           (730,675)      (843,098)      (270,194)      (360,791)
      Net realized gain on investments . . . . . . . .                  0        (62,815)    (2,115,878)    (2,173,355)
   Dividends and distributions to Shareholders
      in excess of:
      Net investment income. . . . . . . . . . . . . .            (43,548)        (5,052)             0        (11,819)
      Net realized gain on investments . . . . . . . .                  0         (9,525)             0        (36,982)
   Tax return of capital . . . . . . . . . . . . . . .                  0              0              0              0
   Trust share transactions - Note E . . . . . . . . .            329,113     (5,125,701)     1,111,737        245,164
                                                               ----------    -----------    -----------   ------------
         TOTAL INCREASE (DECREASE) . . . . . . . . . .            992,754     (6,724,874)     5,230,148     (3,372,375)
   Net Assets
      Beginning of period. . . . . . . . . . . . . . .          7,771,086     14,495,960     21,149,560     24,521,935
                                                               ----------    -----------    -----------   ------------
      END OF PERIOD (1). . . . . . . . . . . . . . . .         $8,763,840    $ 7,771,086    $26,379,708   $ 21,149,560
                                                               ----------    -----------    -----------   ------------
                                                               ----------    -----------    -----------   ------------
(1) Including undistributed (distributions in
 excess of) net investment income. . . . . . . . . . .         $  (14,589)   $    (5,486)   $    10,013   $    (11,819)


                                                                  TILT UTILITY PORTFOLIO
                                                                YEAR ENDED     YEAR ENDED
                                                                 12/31/95       12/31/94
                                                               -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income. . . . . . . . . . . . . .         $   547,641    $   446,733
      Net realized gain (loss) on investments. . . . .             346,305      1,214,155
      Net realized gain (loss) on foreign
         currency transactions . . . . . . . . . . . .                   0              0
      Change in unrealized appreciation
         (depreciation) of:
         Investments . . . . . . . . . . . . . . . . .
         Foreign currency. . . . . . . . . . . . . . .           3,179,720     (1,775,894)
                                                                         0              0
                                                               -----------    -----------
      Net increase (decrease) in net assets
         resulting from operations . . . . . . . . . .           4,073,666       (115,006)
   Dividends and distributions to Shareholders
      from:
      Net investment income. . . . . . . . . . . . . .            (481,008)      (446,352)
      Net realized gain on investments . . . . . . . .            (286,632)    (1,394,774)
   Dividends and distributions to Shareholders
      in excess of:
      Net investment income. . . . . . . . . . . . . .                   0              0
      Net realized gain on investments . . . . . . . .                   0              0
   Tax return of capital . . . . . . . . . . . . . . .                   0              0
   Trust share transactions - Note E . . . . . . . . .             400,523       (983,283)
                                                               -----------    -----------
         TOTAL INCREASE (DECREASE) . . . . . . . . . .           3,706,549     (2,939,415)
   Net Assets
      Beginning of period. . . . . . . . . . . . . . .          12,311,761     15,251,176
                                                               -----------    -----------
      END OF PERIOD (1). . . . . . . . . . . . . . . .         $16,018,310    $12,311,761
                                                               -----------    -----------
                                                               -----------    -----------
      (1) Including undistributed (distributions in
      excess of) net investment income . . . . . . . .         $    67,014    $       381



                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                   -CONTINUED-



                                                                U.S. GOVERNMENT
                                                                BOND PORTFOLIO             WORLD EQUITY PORTFOLIO
                                                          YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                           12/31/95        12/31/94       12/31/95        12/31/94
                                                          -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income. . . . . . . . . . . . . .    $   756,605    $   958,567    $    55,247    $    17,475
      Net realized gain (loss) on investments. . . . .        678,846        146,586        957,186        820,711
      Net realized gain (loss) on foreign
         currency transactions . . . . . . . . . . . .              0              0        223,542       (216,114)
      Change in unrealized appreciation
         (depreciation) of:
         Investments . . . . . . . . . . . . . . . . .        843,009     (1,598,045)     2,212,725        384,032
         Foreign currency. . . . . . . . . . . . . . .              0              0        (62,988)        56,901
                                                          -----------    -----------    -----------    -----------

      Net increase (decrease) in net assets
         resulting from operations . . . . . . . . . .      2,278,460       (492,892)     3,385,712      1,063,005
   Dividends and distributions to Shareholders
      from:
      Net investment income. . . . . . . . . . . . . .       (756,605)      (958,567)             0        (20,517)
      Net realized gain on investments . . . . . . . .       (352,027)      (146,586)    (1,008,027)      (622,228)
   Dividends and distributions to Shareholders
      in excess of:
      Net investment income. . . . . . . . . . . . . .        (49,391)             0              0              0
      Net realized gain on investments . . . . . . . .              0       (155,582)             0         (6,239)
   Tax return of capital . . . . . . . . . . . . . . .              0         (3,468)             0              0
   Trust share transactions - Note E . . . . . . . . .     (3,946,311)    (4,508,657)     4,313,369     (1,144,645)
                                                          -----------    -----------    -----------    -----------
         TOTAL INCREASE (DECREASE) . . . . . . . . . .     (2,825,874)    (6,265,752)     6,691,054       (730,624)
   Net Assets
      Beginning of period  . . . . . . . . . . . . . .     14,443,929     20,709,681     11,499,678     12,230,302
                                                          -----------    -----------    -----------    -----------
      END OF PERIOD (1)  . . . . . . . . . . . . . . .    $11,618,055    $14,443,929    $18,190,732    $11,499,678
                                                          -----------    -----------    -----------    -----------
                                                          -----------    -----------    -----------    -----------
      (1) Including undistributed (distributions in
      excess of) net investment income . . . . . . . .    $     2,331    $         0    $   (11,431)   $   (69,065)



(2)   From commencement of operations May 4, 1995.
(3)   From commencement of operations May 31, 1995.


See notes to financial statements.


                                       62



                                                          SMALL CAP PORTFOLIO      GROWTH & INCOME PORTFOLIO
                                                              PERIOD ENDED                PERIOD ENDED
                                                              12/31/95 (2)                12/31/95 (3)
                                                              -----------                 ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
      Net investment income. . . . . . . . . . . . . .        $  (12,679)                 $   13,071
      Net realized gain (loss) on investments. . . . .           148,029                      43,303
      Net realized gain (loss) on foreign
         currency transactions . . . . . . . . . . . .                 0                           0
      Change in unrealized appreciation
         (depreciation) of:
         Investments . . . . . . . . . . . . . . . . .           414,885                      93,861
         Foreign currency. . . . . . . . . . . . . . .                 0                           0
                                                              ----------                  ----------

      Net increase (decrease) in net assets
         resulting from operations . . . . . . . . . .           550,235                     150,235
   Dividends and distributions to Shareholders
      from:
      Net investment income. . . . . . . . . . . . . .                 0                     (13,071)
      Net realized gain on investments . . . . . . . .           (98,802)                    (27,661)
   Dividends and distributions to Shareholders
      in excess of:
      Net investment income. . . . . . . . . . . . . .                 0                           0
      Net realized gain on investments . . . . . . . .                 0                           0
   Tax return of capital . . . . . . . . . . . . . . .                 0                           0
   Trust share transactions - Note E . . . . . . . . .         3,361,669                   3,225,253
                                                              ----------                  ----------
         TOTAL INCREASE (DECREASE) . . . . . . . . . .         3,813,102                   3,334,756
   Net Assets
      Beginning of period  . . . . . . . . . . . . . .                 0                           0
                                                              ----------                  ----------
                                                              $3,813,102                  $3,334,756
      END OF PERIOD (1)  . . . . . . . . . . . . . . .        ----------                  ----------
                                                              ----------                  ----------

      (1) Including undistributed (distributions in
      excess of) net investment income . . . . . . . .        $        0                 $        0



                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

NOTE A -- ORGANIZATION

     Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently comprises nine series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Cash Management Portfolio, the Common Stock Portfolio, the High Income Bond Portfolio, the Multiple Strategies Portfolio, the Tilt Utility Portfolio, the U.S. Government Bond Portfolio, the World Equity Portfolio, the Small Cap Portfolio and the Growth & Income Portfolio.

     As of December 31, 1995, 92.74% of the assets of the Trust are owned by First Variable Life Insurance Company ("First Variable") and 7.26% of the assets of the Trust are owned by Monarch Life Insurance Company ("MLIC"), through separate accounts maintained by First Variable and MLIC, respectively.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS: The Trust's equity securities, including American Depository Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. The Cash Management Portfolio values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

     FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

     REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral, or proceeds may be subject to legal proceedings.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


     INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain/(loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

     Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

     FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

     FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a federal excise tax.

     As of December 31, 1995, the High Income Bond Portfolio has a realized capital loss carryforward, for Federal income tax purposes, of $757,850 ($552,042 expires on December 31, 2002, $205,808 expires on December 31, 2003), available to be used to offset future realized capital gains.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


     Any net capital losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital losses as follows, during such period in fiscal 1995:


               PORTFOLIO                     AMOUNT
               ---------                     ------
          High Income Bond Portfolio        $ 1,794
          World Equity Portfolio             17,911

     EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

     DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios, other than the Cash Management Portfolio, declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. The Cash Management Portfolio declares daily and pays monthly dividends from net investment income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of an Annuity Account to receive dividends and capital gain distributions in cash. The Trust made the following reclassifications as of December 31, 1995:


                                                                 INCREASE        INCREASE/(DECREASE)
                                     INCREASE/(DECREASE)       UNDISTRIBUTED       NET ACCUMULATED
                                       PAID IN CAPITAL       INVESTMENT INCOME   REALIZED GAIN/(LOSS)
                                     -------------------     -----------------   --------------------
Common Stock Portfolio . . . . . . .    $  (139,079)            $  133,033           $    6,046
High Income Bond Portfolio . . . . .            281                 34,445              (34,726)
Multiple Strategies Portfolio. . . .        (11,822)                20,940               (9,118)
Tilt Utility Portfolio . . . . . . .         14,992                      0              (14,992)
U.S. Government Bond Portfolio . . .          3,467                 51,722              (55,189)
World Equity Portfolio . . . . . . .         14,611                 19,950              (34,561)
Small Cap Portfolio. . . . . . . . .              0                 12,679              (12,679)
Growth & Income Portfolio. . . . . .              0                      1                   (1)


Net investment income, net realized gains and net assets were not affected by these changes.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994:
Federated Investment Counseling as sub-adviser to the Cash Management and the High Income Bond Portfolios, Value Line, Inc. as sub-adviser to the Multiple Strategies and the Common Stock Portfolios, Strong Capital Management, Inc. as sub-adviser to the U.S. Government

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


Bond Portfolio, State Street Bank and Trust Company as sub-adviser to the Tilt Utility Portfolio, and Keystone Investment Management Company as sub-adviser to the World Equity Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995: Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Portfolio and Warburg, Pincus Counsellors, Inc. as sub-adviser to the Growth & Income Portfolio.

     FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned
subsidiary of   Irish Life of North America, Inc. ("ILoNA"), which is a wholly-
owned subsidiary of Irish Life plc., of Dublin, Ireland.

     As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.70% of average daily net assets for the Common Stock and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Tilt Utility Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio; 0.50% of the first $70 million of average daily net assets and 0.45% of average daily net assets in excess of $70 million for the Cash Management Portfolio; 0.85% of average daily net assets for the Small Cap Portfolio; and, 0.75% of average daily net assets for the Growth & Income Portfolio.

LIMITATIONS

     First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1996 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the Cash Management Portfolio and the U.S. Government Bond Portfolio).

EXPENSE REDUCTIONS

     State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the period ended December 31, 1995, the Trust's expenses were reduced by $7,314.

TRUSTEES' COMPENSATION

     Trustees' fees of $8,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA, MLIC or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA, MLIC or FVAS.

NOTE D -- INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio other than the Cash Management Portfolio, for the period ended December 31, 1995 were as follows:

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-



                                          NON-                           NON-
                                       GOVERNMENT     GOVERNMENT     GOVERNMENT      GOVERNMENT
                                       PURCHASES      PURCHASES         SALES          SALES
                                      ------------    -----------   ------------     -----------
Cash Management Portfolio. . . . .    $432,892,962    $10,396,050   $432,191,132     $9,400,000
Common Stock Portfolio . . . . . .      58,510,324              0     57,016,729              0
High Income Bond Portfolio . . . .       7,322,323              0      6,618,927              0
Multiple Strategies Portfolio. . .      31,489,876      2,523,203     31,239,205      3,110,219
Tilt Utility Portfolio . . . . . .       6,774,768              0      6,697,168              0
U.S. Government Bond Portfolio . .       6,283,109     24,097,112      8,030,679     27,589,903
World Equity Portfolio . . . . . .      15,658,383              0     13,062,176              0
Small Cap Portfolio. . . . . . . .       4,167,474              0      1,652,932              0
Growth & Income Portfolio. . . . .       2,760,933         62,059        375,303         59,559

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1995 were as follows:


                                                             GROSS UNREALIZED              NET UNREALIZED
                                    IDENTIFIED COST   APPRECIATION  (DEPRECIATION)  APPRECIATION/(DEPRECIATION)
                                    ---------------   ------------  --------------  ---------------------------
Cash Management Portfolio. . . . .     $10,213,661     $        0     $       0           $        0
Common Stock Portfolio . . . . . .      36,043,844      8,197,998      (733,322)           7,464,676
High Income Bond Portfolio . . . .       8,541,588        374,085      (326,505)              47,580
Multiple Strategies Portfolio. . .      22,782,612      4,025,152      (323,876)           3,701,276
Tilt Utility Portfolio . . . . . .      13,176,577      2,817,862       (36,600)           2,781,262
U.S. Government Bond Portfolio . .      11,003,509        496,032        (2,368)             493,664
World Equity Portfolio . . . . . .      14,794,236      3,692,306      (431,520)           3,260,786
Small Cap Portfolio  . . . . . . .       3,193,109        562,886      (151,539)             411,347
Growth & Income Portfolio  . . . .       3,256,667        228,731      (134,870)              93,861


NOTE E -- TRUST SHARE TRANSACTIONS



                                                   YEAR ENDED                     YEAR ENDED
                                                DECEMBER 31, 1995              DECEMBER 31, 1994
                                          ---------------------------    ---------------------------
                                             SHARES         AMOUNT          SHARES         AMOUNT
                                          ------------   ------------    ------------   ------------
CASH MANAGEMENT PORTFOLIO
  Shares sold. . . . . . . . . . . . . .    20,464,576   $ 20,464,576      25,982,539   $ 25,982,539
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .       522,595        522,595         484,179        484,179
                                          ------------   ------------    ------------   ------------
                                            20,987,171     20,987,171      26,466,718     26,466,718
  Shares repurchased . . . . . . . . . .   (19,089,805)   (19,089,805)    (27,349,843)   (27,349,843)
                                          ------------   ------------    ------------   ------------
  Net increase (decrease)  . . . . . . .     1,897,366   $  1,897,366        (883,125)  $   (883,125)
                                          ------------   ------------    ------------   ------------
                                          ------------   ------------    ------------   ------------



                                       68


                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-




                                                    YEAR ENDED                    YEAR ENDED
                                                DECEMBER 31, 1995             DECEMBER 31, 1994
                                          ---------------------------    -------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                          ------------   ------------    ------------   ------------
COMMON STOCK PORTFOLIO
  Shares sold  . . . . . . . . . . . . .       363,229   $  8,619,361        262,854    $  5,195,828
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        98,408      2,531,806         13,273         265,857
                                          ------------   ------------    -----------    ------------
                                               461,637     11,151,167        276,127       5,461,685
  Shares repurchased . . . . . . . . . .      (338,854)    (8,094,887)      (825,476)    (16,319,925)
                                          ------------   ------------    -----------    ------------
  Net increase (decrease)  . . . . . . .       122,783   $  3,056,280       (549,349)   $(10,858,240)
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------

HIGH INCOME BOND PORTFOLIO
  Shares sold. . . . . . . . . . . . . .       685,858   $  6,023,295      1,118,872    $ 10,391,147
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        90,256        774,223        116,951         920,490
                                          ------------   ------------    -----------    ------------
                                               776,114      6,797,518      1,235,823      11,311,637
  Shares repurchased . . . . . . . . . .      (737,813)    (6,468,405)    (1,747,524)    (16,437,338)
                                          ------------   ------------    -----------    ------------
  Net increase (decrease)  . . . . . . .        38,301   $    329,113       (511,701)   $ (5,125,701)
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------

MULTIPLE STRATEGIES PORTFOLIO
  Shares sold. . . . . . . . . . . . . .       407,094   $  4,796,839        614,383    $  6,597,428
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .       199,328      2,386,073        257,485       2,582,947
                                          ------------   ------------    -----------    ------------
                                               606,422      7,182,912        871,868       9,180,375
  Shares repurchased . . . . . . . . . .      (526,172)    (6,071,175)      (774,529)     (8,935,211)
                                          ------------   ------------    -----------    ------------
  Net increase . . . . . . . . . . . . .        80,250   $  1,111,737         97,339    $    245,164
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------

TILT UTILITY PORTFOLIO
  Shares sold. . . . . . . . . . . . . .       345,562   $  4,803,339        211,964    $  3,164,408
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        49,831        767,641        147,298       1,841,126
                                          ------------   ------------    -----------    ------------
                                               395,393      5,570,980        359,262       5,005,534
  Shares repurchased . . . . . . . . . .      (370,564)    (5,170,457)      (405,142)     (5,988,817)
                                          ------------   ------------    -----------    ------------
  Net increase (decrease)  . . . . . . .        24,829   $    400,523        (45,880)   $   (983,283)
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------

U.S. GOVERNMENT BOND PORTFOLIO
  Shares sold. . . . . . . . . . . . . .       252,791   $  2,717,003        382,993    $  4,069,637
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .       110,604      1,158,024        129,993       1,264,203
                                          ------------   ------------    -----------    ------------
                                               363,395      3,875,027        512,986       5,333,840
  Shares repurchased . . . . . . . . . .      (744,322)    (7,821,338)      (922,528)     (9,842,497)
                                          ------------   ------------    -----------    ------------
  Net (decrease) . . . . . . . . . . . .      (380,927)  $ (3,946,311)      (409,542)   $ (4,508,657)
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------

WORLD EQUITY PORTFOLIO
  Shares sold. . . . . . . . . . . . . .       659,927   $  8,568,833        600,970    $  7,167,528
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        72,816      1,008,027         55,538         648,984
                                          ------------   ------------    -----------    ------------
                                               732,743      9,576,860        656,508       7,816,512
  Shares repurchased . . . . . . . . . .      (395,278)    (5,263,491)      (755,796)     (8,961,157)
                                          ------------   ------------    -----------    ------------
  Net increase (decrease)  . . . . . . .       337,465   $  4,313,369        (99,288)   $ (1,144,645)
                                          ------------   ------------    -----------    ------------
                                          ------------   ------------    -----------    ------------


                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995
                                   -CONTINUED-


                                                    PERIOD FROM
                                                  MAY 4, 1995 TO
                                                 DECEMBER 31, 1995
                                             ------------------------
                                               SHARES         AMOUNT
                                             --------      ----------
SMALL CAP PORTFOLIO
  Shares sold  . . . . . . . . . . . . .      504,211      $5,867,210
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        7,913          98,802
                                             --------      ----------
                                              512,124       5,966,012
  Shares repurchased . . . . . . . . . .     (210,400)     (2,604,343)
                                             --------      ----------
  Net increase . . . . . . . . . . . . .      301,724      $3,361,669
                                             --------      ----------
                                             --------      ----------

                                                    PERIOD FROM
                                                  MAY 31, 1995 TO
                                                 DECEMBER 31, 1995
                                             ------------------------
GROWTH & INCOME PORTFOLIO
  Shares sold  . . . . . . . . . . . . .      357,601      $3,877,668
  Shares issued to shareholders in
    reinvestment . . . . . . . . . . . .        3,645          40,731
                                             --------      ----------
                                              361,246       3,918,399
  Shares repurchased . . . . . . . . . .      (62,718)       (693,146)
                                             --------      ----------
  Net increase . . . . . . . . . . . . .      298,528      $3,225,253
                                             --------      ----------
                                             --------      ----------



NOTE F -- FORWARD FOREIGN CURRENCY CONTRACT

     As of December 31, 1995 the World Equity Portfolio had open twelve forward foreign currency contracts which contractually obligates the Portfolio to deliver currencies at a specified date, as follows:



                                                                                        NET UNREALIZED
         CURRENCY SOLD               SETTLEMENT DATE       COST          VALUE    APPRECIATION/(DEPRECIATION)
         -------------               ---------------       ----          -----    ---------------------------
     348,946  Australian Dollars         01/05/96      $  259,269     $  266,386          $ 7,117
   2,993,120  Belgian Francs             02/20/96         101,984        104,000            2,016
     794,502  Canadian Dollars           01/25/96         581,812        574,000           (7,812)
     358,394  French Francs              02/05/96          73,241         73,000             (241)
      32,225  German Marks               02/20/96          22,524         23,000              476
 220,636,350  Japanese Yen               03/29/96       2,164,640      2,175,000           10,360
  80,400,000  Italian Lira               02/20/96          50,280         50,000             (280)
      73,682  Netherland Guilder         02/20/96          46,056         47,000              944
      77,126  Pound Sterling             02/20/96         119,625        120,000              375
   2,708,420  Spanish Peseta             02/13/96          22,225         22,000             (225)
   1,514,907  Swedish Krona              03/28/96         226,567        227,000              433
      72,102  Swiss Francs               02/20/96          62,843         64,000            1,157
                                                                                          -------
                                                                                          $14,320
                                                                                          -------
                                                                                          -------

                  This page has been left blank intentionally.

                         VARIABLE INVESTORS SERIES TRUST
                            CASH MANAGEMENT PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $  1.000       $  1.000       $  1.000       $  1.000       $  1.000
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income  . . . . . . . . . .          0.052          0.036          0.024          0.032          0.055
  Net Realized and Unrealized Gain
   (Loss) on Investments . . . . . . . . . .          0.000          0.000          0.000          0.000          0.000
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          0.052          0.036          0.024          0.032          0.055
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.052)        (0.036)        (0.024)        (0.032)        (0.055)
  From Net Realized Capital Gains. . . . . .         (0.000)        (0.000)        (0.000)        (0.000)        (0.000)
                                                   --------       --------       --------       --------       --------
  Total Distributions. . . . . . . . . . . .         (0.052)        (0.036)        (0.024)        (0.032)        (0.055)
                                                   --------       --------       --------       --------       --------

   NET ASSET VALUE AT END OF PERIOD. . . . .       $  1.000       $  1.000       $  1.000       $  1.000       $  1.000
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .          5.43%          3.68%          2.46%          3.22%          5.64%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's). . . .       $ 10,096       $  8,198       $  9,081       $ 18,405       $ 21,594
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          0.75%          0.75%          0.75%          0.75%          0.75%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          0.75%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          5.30%          3.64%          2.46%          3.20%          5.59%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.72%; 1994 - 1.46%; 1993 - 1.46%;
     1992 - 1.13%; 1991 - 0.85%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                             COMMON STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                                          YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $ 20.056       $ 20.390       $ 20.454       $ 26.290       $ 21.250
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income. . . . . . . . . . .          0.007          0.173          0.468          0.254          0.571
  Net Realized and Unrealized Gain
    (Loss) on Investments. . . . . . . . . .          7.419         (0.335)         1.401         (2.256)         6.727
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          7.426         (0.162)         1.869         (2.002)         7.298
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.173)        (0.086)        (0.436)        (0.254)        (0.571)
  In Excess of Net Investment Income . . . .         (0.000)        (0.000)        (0.373)        (0.000)        (0.000)
  From Net Realized Capital Gains. . . . . .         (1.443)        (0.086)        (1.124)        (3.580)        (1.687)
                                                   --------       --------       --------       --------       --------
  Total Distributions. . . . . . . . . . . .         (1.616)        (0.172)        (1.933)        (3.834)        (2.258)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 25.866       $ 20.056       $ 20.390       $ 20.454       $ 26.290
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .         37.12%        (0.79)%          9.09%        (7.59)%         34.37%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's). . . .       $ 42,919       $ 30,815       $ 42,530       $ 52,538       $ 54,877
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          1.17%          1.20%          1.20%          1.16%          0.99%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          1.17%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          0.01%          0.78%          1.74%          1.06%          2.12%
  Portfolio Turnover Rate. . . . . . . . . .        166.87%        155.12%          6.05%        133.30%         69.04%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.19%; 1994 - 1.33%; 1993 - 1.21%;
     1992 - 1.16%; 1991 - 1.00%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992            1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $  7.914       $  9.704       $  9.492       $  9.187       $  7.911
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income. . . . . . . . . . .          0.779          1.018          0.848          0.972          0.878
  Net Realized and Unrealized Gain
    (Loss) on Investments. . . . . . . . . .          0.717         (1.711)         0.567          0.481          1.258
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          1.496         (0.693)         1.415          1.453          2.136
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.779)        (1.005)        (0.849)        (0.975)        (0.860)
  In Excess of Net Investment Income . . . .         (0.042)        (0.006)        (0.000)        (0.000)        (0.000)
  From Net Realized Capital Gains. . . . . .         (0.000)        (0.075)        (0.354)        (0.173)        (0.000)
  In Excess of Net Realized Capital Gains. .         (0.000)        (0.011)        (0.000)        (0.000)        (0.000)
                                                   --------       --------       --------       --------       --------
  Total Distributions. . . . . . . . . . . .         (0.821)        (1.097)        (1.203)        (1.148)        (0.860)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $  8.589       $  7.914       $  9.704       $  9.492       $  9.187
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .         18.98%        (7.08)%         14.91%         15.77%         27.01%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's). . . .       $  8,764       $  7,771       $ 14,496       $ 12,448       $  8,386
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          1.20%          1.20%          1.20%          1.20%          1.13%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          1.21%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          8.62%          8.70%          8.04%          9.70%         10.54%
  Portfolio Turnover Rate. . . . . . . . . .         82.15%        200.19%         90.82%        166.27%         41.14%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 2.04%; 1994 - 2.03%; 1993 - 1.59%;
     1992 - 1.68%; 1991 - 2.15%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $ 10.022       $ 12.182       $ 11.785       $ 12.515       $ 10.790
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income. . . . . . . . . . .          0.137          0.236          0.424          0.499          0.536
  Net Realized and Unrealized Gain
    (Loss) on Investments. . . . . . . . . .          3.086         (0.711)         0.835         (0.060)         1.989
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          3.223         (0.475)         1.259          0.439          2.525
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.136)        (0.235)        (0.424)        (0.506)        (0.526)
  In Excess of Net Investment Income . . . .         (0.000)        (0.008)        (0.000)        (0.000)        (0.000)
  From Net Realized Capital Gains. . . . . .         (1.066)        (1.418)        (0.438)        (0.663)        (0.274)
  In Excess of Net Realized Capital Gains. .         (0.000)        (0.024)        (0.000)        (0.000)        (0.000)
                                                   --------       --------       --------       --------       --------
  Total Distributions  . . . . . . . . . . .         (1.202)        (1.685)        (0.862)        (1.169)        (0.800)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 12.043       $ 10.022       $ 12.182       $ 11.785       $ 12.515
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .         32.24%        (3.91)%         10.52%          3.62%         23.43%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's). . . .       $ 26,380       $ 21,150       $ 24,522       $ 26,012       $ 26,916
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          1.20%          1.20%          1.20%          1.20%          1.11%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          1.20%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          1.14%          1.74%          3.20%          3.73%          4.49%
  Portfolio Turnover Rate. . . . . . . . . .        161.10%        153.64%         25.57%         52.11%         61.17%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.33%; 1994 - 1.48%; 1993 - 1.35%;
     1992 - 1.24%; 1991 - 1.22%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                             TILT UTILITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $ 12.372       $ 14.650       $ 13.891       $ 14.057       $ 12.183
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income. . . . . . . . . . .          0.559          0.521          0.314          0.326          0.477
  Net Realized and Unrealized Gain
    (Loss) on Investments  . . . . . . . . .          3.560         (0.651)         2.171         (0.168)         3.140
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          4.119         (0.130)         2.485          0.158          3.617
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.494)        (0.521)        (0.296)        (0.324)        (0.475)
  In Excess of Net Investment Income . . . .         (0.000)        (0.000)        (0.170)        (0.000)        (0.000)
  From Net Realized Capital Gains. . . . . .         (0.293)        (1.627)        (1.260)        (0.000)        (1.268)
                                                   --------       --------       --------       --------       --------
  Total Distributions. . . . . . . . . . . .         (0.787)        (2.148)        (1.726)        (0.324)        (1.743)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 15.704       $ 12.372       $ 14.650       $ 13.891       $ 14.057
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .         33.45%        (1.05)%         17.87%          1.12%         29.79%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's). . . .       $ 16,018       $ 12,312       $ 15,251       $ 12,693       $ 11,156
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          1.15%          1.16%          1.20%          1.20%          1.12%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          1.17%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          3.89%          3.16%          1.85%          2.49%          3.54%
  Portfolio Turnover Rate  . . . . . . . . .         48.20%        193.40%        109.57%        308.39%        113.97%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.51%; 1994 - 1.60%; 1993 - 1.59%;
     1992 - 1.64%; 1991 - 1.74%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $  9.718       $ 10.923       $ 10.659       $ 11.372       $ 10.610
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income  . . . . . . . . . .          0.765          0.690          0.674          0.886          0.628
  Net Realized and Unrealized Gain
    (Loss) on Investments  . . . . . . . . .          1.191         (0.986)         0.328         (0.187)         0.929
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          1.956         (0.296)         1.002          0.699          1.557
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.765)        (0.690)        (0.673)        (0.887)        (0.614)
  In Excess of Net Investment Income . . . .         (0.045)        (0.000)        (0.000)        (0.000)        (0.000)
  From Net Realized Capital Gains  . . . . .         (0.354)        (0.105)        (0.062)        (0.525)        (0.181)
  In Excess of Net Realized Capital Gains  .         (0.000)        (0.112)        (0.000)        (0.000)        (0.000)
  Tax Return of Capital  . . . . . . . . . .         (0.000)        (0.002)        (0.003)        (0.000)        (0.000)
                                                   --------       --------       --------       --------       --------
  Total Distributions  . . . . . . . . . . .         (1.164)        (0.909)        (0.738)        (1.412)        (0.795)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 10.510       $  9.718       $ 10.923       $ 10.659       $ 11.372
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3)
RATIOS & SUPPLEMENTAL DATA . . . . . . . . .         20.18%         (2.72)%         9.38%          6.13%         14.70%
  Net Assets at End of Period (000's)  . . .       $ 11,618       $ 14,444       $ 20,710       $ 24,280       $ 35,544
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          0.85%          0.85%          0.85%          0.85%           0.85%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions (5) . . . . . . . . . . . . .          0.85%            -              -              -               -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          6.18%          5.65%          5.20%          6.41%          7.15%
  Portfolio Turnover Rate  . . . . . . . . .        252.94%        289.71%         27.84%        133.86%        125.90%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.59%; 1994 - 1.45%; 1993 - 1.30%;
     1992 - 1.17%; 1991 - 1.04%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
                                                     1995          1994 (1)        1993           1992           1991
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $ 11.752       $ 11.348       $ 10.177       $ 10.377       $  9.734
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income  . . . . . . . . . .          0.014          0.013          0.086          0.128          0.154
  Net Realized and Unrealized Gain
    (Loss) on Investments  . . . . . . . . .          2.872          1.119          1.679         (0.319)         0.645
                                                   --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          2.886          1.132          1.765         (0.191)         0.799
                                                   --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From Net Investment Income . . . . . . . .         (0.000)        (0.023)        (0.091)        (0.009)        (0.156)
  In Excess of Net Investment Income . . . .         (0.000)        (0.000)        (0.007)        (0.000)        (0.000)
  From Net Realized Capital Gains  . . . . .         (0.815)        (0.698)        (0.496)        (0.000)        (0.000)
  In Excess of Net Realized Capital Gains  .         (0.000)        (0.007)        (0.000)        (0.000)        (0.000)
                                                   --------       --------       --------       --------       --------
  Total Distributions  . . . . . . . . . . .         (0.815)        (0.728)        (0.594)        (0.009)        (0.156)
                                                   --------       --------       --------       --------       --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 13.823       $ 11.752       $ 11.348       $ 10.177       $ 10.377
                                                   --------       --------       --------       --------       --------
                                                   --------       --------       --------       --------       --------

TOTAL RETURN (2) (3) . . . . . . . . . . . .         24.32%         10.02%         17.32%         (1.83)%         8.22%
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)  . . .       $ 18,191       $ 11,500       $ 12,230       $  9,280       $  8,304
  Ratio of Net Operating Expenses to
    Average Net Assets (4) . . . . . . . . .          1.20%          1.20%          1.20%          1.20%          1.11%
  Ratio of Operating Expenses to
    Average Net Assets before Expense
    Reductions(5)  . . . . . . . . . . . . .          1.20%            -              -              -              -
  Ratio of Net Investment Income to
    Average Net Assets . . . . . . . . . . .          0.12%          0.16%          0.92%          1.34%          1.40%
  Portfolio Turnover Rate  . . . . . . . . .         97.85%        110.12%         78.50%        103.43%         79.97%

(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4) Net Investment Income is after payment or reimbursement of certain expenses by affiliates in 1995 and waiver of business management fee and payment or reimbursement of certain other expenses by affiliates in 1994, 1993, 1992 and 1991. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to waive their fees and/or pay or reimburse expenses related to the Portfolio, the Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - 1.67%; 1994 - 2.22%; 1993 - 1.79%;
     1992 - 2.26%; 1991 - 2.93%.
(5) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.

                         VARIABLE INVESTORS SERIES TRUST
                    SMALL CAP AND GROWTH & INCOME PORTFOLIOS
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                             SMALL CAP PORTFOLIO      GROWTH & INCOME PORTFOLIO
                                                 PERIOD ENDED                PERIOD ENDED
                                            DECEMBER 31, 1995 (1)       DECEMBER 31, 1995 (2)
                                            ---------------------       ---------------------
NET ASSET VALUE AT BEGINNING OF PERIOD . . .       $ 10.000                   $ 10.000
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss) . . . . . .         (0.042)                     0.045
    Net Realized and Unrealized Gain
      (Loss) on Investments. . . . . . . . .          3.047                      1.266
                                                   --------                   --------
TOTAL FROM INVESTMENT OPERATIONS . . . . . .          3.005                      1.311
                                                   --------                   --------
LESS DISTRIBUTIONS:
    From Net Investment Income . . . . . . .         (0.000)                    (0.045)
    From Net Realized Capital Gains. . . . .         (0.367)                    (0.095)
                                                   --------                   --------
    Total Distributions. . . . . . . . . . .         (0.367)                    (0.140)
                                                   --------                   --------

NET ASSET VALUE AT END OF PERIOD . . . . . .       $ 12.638                   $ 11.171
                                                   --------                   --------
                                                   --------                   --------

TOTAL RETURN (3) (4) . . . . . . . . . . . .         30.08% (5)                 13.09% (5)
RATIOS & SUPPLEMENTAL DATA
    Net Assets at End of Period (000's). . .       $  3,813                   $  3,335
    Ratio of Net Operating Expenses to
      Average Net Assets (6) . . . . . . . .          1.35% (7)                  1.25% (7)
    Ratio of Operating Expenses to
      Average Net Assets before Expense
      Reductions (8) . . . . . . . . . . . .          1.38% (7)                  1.49% (7)
    Ratio of Net Investment Income (Loss)
      to Average Net Assets . . . . . . . .         (0.79)% (7)                  1.17% (7)
    Portfolio Turnover Rate. . . . . . . . .         73.76% (5)                 33.49% (5)

(1)  From commencement of operations May 4, 1995.
(2)  From commencement of operations May 31, 1995.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(5)  Not annualized.
(6) Net Investment Income is after payment or reimbursement of certain expenses by affiliates. (See Note C to the Trust's financial statements.) Had affiliates not undertaken to pay or reimburse expenses related to the Portfolios, the Ratio of Operating Expenses to Average Net Assets would have been reduced as follows: Small Cap Portfolio - 9.00%; Growth & Income Portfolio - 7.27%, respectively.
(7)  Annualized.
(8) For fiscal years ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without expense reductions.